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                            STOCK PURCHASE AGREEMENT

                                      dated

                                February 16, 2001


                                     between


                            HUDSON TECHNOLOGIES, INC.

                                       and

                       FLEMING US DISCOVERY FUND III, L.P.




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


                                TABLE OF CONTENTS


SECTION 1.       SALE AND PURCHASE OF PREFERRED STOCK..........................1

SECTION 2.       CLOSING.......................................................2

SECTION 3.       DEFINITIONS...................................................2

SECTION 4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY................13
         4.1.    Corporate Existence, Power and Authority.....................14
         4.2.    Capital Stock................................................14
         4.3.    Subsidiaries.................................................16
         4.4.    Business.....................................................16
         4.5.    No Defaults or Conflicts.....................................16
         4.6.    Disclosure Materials; Other Information......................16
         4.7.    Litigation...................................................17
         4.8.    Taxes........................................................18
         4.9.    ERISA........................................................18
         4.10.   Legal Compliance.............................................20
         4.11.   Outstanding Securities.......................................20
         4.12.   Permits, Licenses and Approvals; Intellectual Property and
                 Other Rights..................... ...........................20
         4.13.   Key Employees................................................21
         4.14.   Properties...................................................21
         4.15.   Suppliers and Customers......................................21
         4.16.   Environmental Compliance.....................................21
         4.17.   No Burdensome Agreements.....................................22
         4.18.   Offering of Shares...........................................22
         4.19.   SEC Reports..................................................23
         4.20.   Indebtedness.................................................23
         4.21.   Use of Proceeds..............................................24
         4.22.   Other Names..................................................24
         4.23.   Brokers......................................................24

SECTION 5.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..............25
         5.1.    Corporate Power and Authority................................25
         5.2.    Investment Intent............................................25
         5.3.    Brokers......................................................25
         5.4.    Ownership of Common Stock....................................26

SECTION 6.       RESTRICTIONS ON TRANSFER.....................................26

SECTION 7.       INFORMATION AS TO THE COMPANY................................26
         7.1.    Financial Information........................................26
         7.2.    Communication with Accountants...............................29
         7.3.    Inspection...................................................29
         7.4.    Notices......................................................29

SECTION 8.       AFFIRMATIVE COVENANTS........................................31
         8.1.    Maintenance of Existence, Properties and Franchises;
                 Compliance with Law; Taxes; Insurance........................31
         8.2.    Office for Payment, Exchange and Registration; Location
                 of Office; Notice of Change of Name or Office................32
         8.3.    Fiscal Year..................................................32
         8.4.    Environmental Matters........................................32
         8.5.    Reservation of Shares........................................33
         8.6.    Securities Exchange Act Registration.........................33
         8.7.    Delivery of Information for Rule 144A Transactions...........34
         8.8.    Senior Securities............................................34
         8.9.    Further Assurances...........................................34
         8.10.   Stockholder Approval.........................................34
         8.11.   Shares Paid as Dividends.....................................35

SECTION 9.       NEGATIVE COVENANTS...........................................35
         9.1.    No Dilution or Impairment; No Changes in Capital Stock.......35
         9.2.    Indebtedness.................................................36
         9.3.    Consolidation, Merger and Sale...............................36
         9.4.    No Change in Business........................................36
         9.5.    Restricted Payments; Investments.............................36
         9.6.    Sale of Substantial Portion of Assets........................37
         9.7.    Obligations to Affiliates....................................37
         9.8.    Transactions with Affiliates.................................38
         9.9.    Liens........................................................38
         9.10.   Private Placement Status.....................................38
         9.11.   Maintenance of Public Market.................................39
         9.12.   Actions Prior to the Closing Date............................39

SECTION 10.      CONDITIONS TO PURCHASER'S OBLIGATIONS........................39
         10.1.   Certificate of Amendment; Stockholders' Agreement;
                 Registration Rights Agreement................................40
         10.2.   Certificates for Shares......................................39

         10.3.   Senior Status................................................40
         10.4.   Accuracy of Representations and Warranties...................40
         10.5.   Compliance with Agreements...................................40
         10.6.   Officers' Certificates.......................................40
         10.7.   Proceedings..................................................41
         10.8.   Legality; Governmental and Other Authorization...............41
         10.9.   No Material Adverse Change...................................41
         10.10.  Opinion of Counsel...........................................41
         10.11.  Purchases of Shares..........................................41
         10.12.  Consents.....................................................42
         10.13.  Other Documents and Opinions.................................42

SECTION 11.      BREACH OF REPRESENTATIONS, WARRANTIES
                 AND COVENANTS................................................42

SECTION 12.      SPECIFIC PERFORMANCE.........................................43

SECTION 13.      EXPENSES.....................................................43

SECTION 14.      DIRECT PAYMENTS..............................................45

SECTION 15.      AMENDMENTS AND WAIVERS.......................................45

SECTION 16.      EXCHANGE OF SHARES; CANCELLATION OF SURRENDERED SHARES;
                 REPLACEMENT......................... ........................45

SECTION 17.      NOTICES......................................................46

SECTION 18.      MISCELLANEOUS................................................46

                                 Exhibit 10.24

                            STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT is dated as of February 16, 2001 between Hudson Technologies, Inc., a New York corporation (the "Company"), and the Purchaser listed on the signature page of this Agreement (the "Purchaser").


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Convertible Preferred Stock"), upon the terms and provisions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


SECTION 1. SALE AND PURCHASE OF PREFERRED STOCK

     (a) The Company agrees to sell to the Purchaser and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein or made pursuant hereto, the Purchaser agrees to purchase from the Company at the Closing provided for in Section 2 hereof, the number of shares of Series A Convertible Preferred Stock set forth opposite the Purchaser's name on Schedule 1 hereto. The shares of Series A Convertible Preferred Stock being acquired under this Agreement and by the other Purchaser under the other Stock Purchase Agreement (as hereinafter defined) are collectively referred to herein as the "Shares", containing rights and privileges as more fully set forth in the Certificate of Amendment of the Certificate of Incorporation of the Company in the form attached hereto as Exhibit A (the "Certificate of Amendment").

     (b) The aggregate purchase price to be paid to the Company by the Purchaser for the Shares to be purchased by the Purchaser pursuant to this Agreement shall be the amount set forth opposite the Purchaser's name on Schedule 1 hereto. No further payment shall be required from the Purchaser for the Shares.

     (c) The Shares are being sold to the purchasers listed on Schedule 1 hereto (the "Purchasers") pursuant to this Agreement and the other Series A Convertible Preferred Stock

Purchase Agreement (both of such agreements collectively, as from time to time assigned, supplemented or amended or as the terms thereof may be waived, the "Stock Purchase Agreements"). Both Stock Purchase Agreements shall be dated the date hereof and shall be identical except as to the identities of the respective Purchasers. The sale of Shares to each Purchaser under each Stock Purchase Agreement is to be a separate sale, and no Purchaser shall have any liability under any Stock Purchase Agreement other than the Stock Purchase Agreement to which it is a party.

     (d) The Company will use the proceeds realized from the sale of the Shares to fund capital expenditures, fees and expenses of the transactions contemplated hereby and for working capital purposes.


SECTION 2. CLOSING

     (a) Subject to the terms and conditions hereof, the closing of the purchase and sale of the Shares to be purchased by the Purchaser will be deemed to have taken place at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York at 9:00 A.M., New York City time, on February 16, 2001, or such other time and date as shall be mutually agreed to by the Company and the Purchaser (the "Closing") (such time and date are herein referred to as the "Closing Date").

     (b) Subject to the terms and conditions hereof, at the Closing (i) the Company will deliver to the Purchaser a certificate registered in the Purchaser's name (or the name of its nominee, if any, as specified on Schedule 1 hereto) evidencing the number of Shares set forth opposite the Purchaser's name on Schedule 1 and (ii) upon the Purchaser's receipt thereof, the Purchaser will deliver to the Company a certified or official bank check (or wire transfer) in an amount equal to the aggregate purchase price (as specified in Section 1(b) hereof) for the Shares to be purchased by the Purchaser payable to the order of the Company in federal or other immediately available funds.


SECTION 3. DEFINITIONS

     (a) For purposes of this Agreement, the following definitions shall apply (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate", when used with respect to any Person, means (i) if such Person is a corporation, any officer or director thereof (other than a director elected pursuant to Section 4 of the Certificate of Amendment) and any Person which is, directly or indirectly, the beneficial owner (by itself or as part of any group) of more than five percent (5%) of any class of any equity security (within the meaning of the Securities Exchange Act) thereof, and, if such beneficial owner is a partnership, any general partner thereof, or if such beneficial owner is a corporation, any Person controlling, controlled by or under common control with such beneficial owner, or any officer or director of such beneficial owner or of any corporation occupying any such control relationship, (ii) if such Person is a partnership, any general or limited partner thereof, and (iii) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including the correlative terms "controlling", "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. The holding of Shares (or of Conversion Shares obtained upon conversion of Shares), and the rights under any Stock Purchase Agreement or under the Certificate of Amendment, the Stockholders' Agreement or the Registration Rights Agreement (or the exercise of any such rights, including, without limitation, nominating a director to the Board (or Board committee) of the Company and/or sending an observer to Board (or Board committee) meetings of the Company), shall not cause a Purchaser to be deemed to be an "Affiliate" of the Company.

          "Agreement"  means  this  Stock  Purchase  Agreement   (together  with
     exhibits and schedules) as from time to time assigned, supplemented or amended or as the terms hereof may be waived.

          "Benefit Plan" means any Plan, existing at the Closing, established or to which contributions have at any time been made by the Company, or any predecessor of any of the foregoing, or under which any employee, former employee or director of the Company or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

          "Board" or "Board of Directors" means with respect to any Person which is a corporation, a business trust or other entity, the board of directors or other group, however designated, which is charged with legal responsibility for the management of such Person, or any committee of such board of directors or group, however designated, which is authorized to exercise the power of such board or group in respect of the matter in question.

          "Business Day" means any day other than a Saturday, Sunday or any day on which banks in the location of the office of the Company provided for in
     Section 17 hereof are authorized or obligated to close.

          "Capitalized Lease" means any lease to which the Company is party as lessee, or by which it is bound, under which it leases any property (real, personal or mixed) from any lessor other than the Company, and which either is required to be capitalized in accordance with generally accepted accounting principles consistently applied, or, even if not so required to be capitalized, shall have (or have had), at the time first entered into, an initial term of greater than three (3) years (including leases of shorter duration which are or were extendible to a total term greater than three (3) years at the option of the lessor). The value of Capitalized Leases, as of the time of any determination thereof, shall mean the sum of the then present values, determined as hereinafter provided, of future obligations of lessees under then existing Capitalized Leases. To compute the value of any Capitalized Lease, the following methods shall be used, as applicable:

          (i) values of leases required to be capitalized in accordance with generally accepted accounting principles shall be computed in accordance with such principles; and

          (ii) values of other leases (and values of contracts or other items which this Agreement provides are to be valued as if they were Capitalized Leases) shall be computed by discounting, to the date of determination, at an assumed interest rate of eight percent (8%) per annum, the minimum amount of future rental payments that will be due under the related documentation, including rental payments that may be due during extensions which are at the other party's option, but excluding any amounts in respect of insurance on, taxes on and/or maintenance of the properties subject to such leases (provided that such amounts are owed and paid only to the extent actually incurred).

          "Certificate of Amendment" has the meaning set forth in Section 1(a) hereof.

          "Closing" has the meaning set forth in Section 2(a) hereof.

          "Closing Date" has the meaning set forth in Section 2(a) hereof.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and interpretations thereunder.

          "Commission" means the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act or the Securities Exchange Act.

          "Common Stock" means the Company's Common Stock, par value $.01 per share, and shall also include any common stock of the Company hereafter authorized and any capital stock of the Company of any other class hereafter authorized which is not preferred as to dividends or assets over any other class of capital stock of the Company or which has ordinary voting power for the election of directors of the Company.

          "Company" means Hudson Technologies, Inc., a New York corporation, its successors and assigns.

          "Consolidated" or "consolidated", when used with reference to any financial term in this Agreement, means the aggregate for the Company of the amounts signified by such term for all such Persons, with intercompany items eliminated, and, with respect to net worth, after eliminating the portion of net worth properly attributable to minority interests, if any, in the capital of any such Person (other than in the capital of the Company) and otherwise as determined in accordance with generally accepted accounting principles consistently applied (except as otherwise expressly provided herein).

          "Conversion Share" or "Conversion Shares" means the shares of the Company's Common Stock obtained or obtainable upon conversion of Shares and shall also include any capital stock or other securities into which Conversion Shares are changed and any capital stock or other securities resulting from or comprising a reclassification, combination or subdivision of, or a stock dividend on, any Conversion Shares. In the event that any Conversion Shares are sold either in a public offering pursuant to a registration statement under the Securities Act or pursuant to a Rule 144 Transaction, then the transferees of such Conversion Shares shall not be entitled to any benefits under this Agreement with respect to such Conversion Shares and such Conversion Shares shall no longer be considered to be "Conversion Shares".

          "Designated Entity" means, in connection with the rights of any Person holding less than thirty percent (30%), in the aggregate, of the Threshold Shares and the Threshold Conversion Shares, (i) as long as any Shares or Conversion Shares are held by any Person identified in clause (i) or (ii) of the definition of "Fleming Holders", Fleming Capital Management, 320 Park Avenue, New York, NY 10022, Attention: Robert L. Burr and (ii) if no Shares or Conversion Shares are held by a Person identified in clause (i) or (ii) of the definition of "Fleming Holders", the entity designated by the Transferee holding the largest number of such shares, provided, that such Transferee owns thirty percent (30%) or more, in the aggregate, of the Threshold Shares and the Threshold Conversion Shares (in which case such Transferee shall provide notice to the Corporation of such entity). For so long as no Shares or Conversion Shares are held by any Person identified in clause (i) or (ii) of the definition of "Fleming Holders" and no Person holds thirty percent (30%) or more, in the aggregate, of the Threshold Shares and the Threshold Conversion Shares, there shall be no Designated Entity. For purposes of this definition of "Designated Entity," the calculation of a Person's percentage holdings of Conversion Shares shall be determined based upon the number of Shares from which such Conversion Shares derived.

          "Disclosure Material" has the meaning specified in Section 4.6(a) hereof.

          "Environmental Laws" means all federal, state, local, foreign, civil and criminal laws, statutes, ordinances, orders, codes, Environmental
     Permits, rules, policies and regulations and common law relating to the protection of the environment and human health or relating to the handling, use, generation, treatment, storage, transportation or disposal of Hazardous Materials, including but not limited to the Resource Conservation and Recovery Act of 1976, 42 U.S.C.ss. 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C?ss. 2601 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C?ss.9601 et seq.; the Federal Water Pollution Control Act, 33 U.S.C?ss.1251 et seq.; the Clean Air Act, 42 U.S.C.ss. 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C.ss.651; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.ss.136y et seq.; and the Oil Pollution Act of 1990, 33 U.S.C.ss.2701 et seq., all as may be amended or superseded from time to time.


          "Environmental Lien" has the meaning set forth in Section 4.16(d) hereof.

          "Environmental Permits" means all permits, licenses, approvals, authorizations or consents required by any Governmental Authority under any applicable Environmental Law and includes any and all orders, consent orders or binding agreements issued or entered into by a Governmental Authority under any applicable Environmental Law.

          "ERISA" means Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" means each "person" (as defined in Section 3(9) of ERISA) which is under "common control" with the Company (within the meaning of Section 414(b), (c), (m) or (o) of the Code).

          "First Amendment to Registration Rights Agreement" means the First Amendment to Registration Rights Agreement, dated as of the Closing Date among the Company and each of the Purchasers.

          "First Amendment to Stockholders Agreement" means the First Amendment to Stockholders' Agreement, dated as of the Closing Date, among the Company, the Purchasers and certain other stockholders of the Company.

          "Fleming Funds" means Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P.

          "Fleming Holders" means (i) the Fleming Funds, (ii) any Affiliate, officer or employee of an Affiliate or investment fund managed by an Affiliate of the Fleming Funds to which the Fleming Funds may transfer record and/or beneficial ownership of the Shares or the Conversion

     Shares and (iii) any transferee of Shares or Conversion Shares from a Person named in clause (i) or (ii) hereof (provided that such transferee is consented to by the Company, such consent not to be unreasonably withheld) other than a transferee of Shares or Conversion Shares sold in either a public offering pursuant to a registration statement under the Securities Act or pursuant to a Rule 144 Transaction.

          "Governmental   Authority"   means  any  federal,   state,   or  local
     governmental agency or authority (including regulatory authority) having jurisdiction over the Company or any of its respective assets or businesses.

          "Guaranty" means (i) any guaranty or endorsement of the payment or performance of, or any contingent obligation in respect of, any indebtedness or other obligation of any other Person, (ii) any other arrangement whereby credit is extended to one obligor (directly or indirectly) on the basis of any promise or undertaking of another Person
     (a) to pay the indebtedness of such obligor, (b) to purchase an obligation owed by such obligor, (c) to purchase or lease assets (or to provide funds, goods or services) under circumstances that would enable such obligor to discharge one or more of its obligations or (d) to maintain the capital, working capital, solvency or general financial condition of such obligor, in each case whether or not such arrangement is disclosed in the balance sheet of such other Person or is referred to in a footnote thereto and
     (iii) any liability as a general partner of a partnership in respect of indebtedness or other obligations of such partnership; provided, however, that the term "Guaranty" shall not include (1) endorsements for collection or deposit in the ordinary course of business or (2) obligations of the Company which would constitute Guaranties solely by virtue of the continuing liability of a Person which has sold assets subject to liabilities for the liabilities which were assumed by the Person acquiring the assets, unless such liability is required to be carried on the consolidated balance sheet of the Company. The amount of any Guaranty and the amount of indebtedness resulting from such Guaranty shall be the maximum amount of the guarantor's potential obligation in respect of such Guaranty.

          "Hazardous Materials" means any petroleum, petroleum hydrocarbons, petroleum waste or petroleum products, underground storage tanks, asbestos or asbestos-containing materials, pesticides, lead and lead-containing materials, urea formaldehyde insulation and polychlorinated biphenyls
     (PCBs), ionizing and non-ionizing radiation including radon and electromagnetic frequency radiation; and any chemicals, materials, substances or wastes in any amount or concentration which are now or hereafter "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import, under any Environmental Law.

          "Indebtedness" of any Person means, without duplication, as of any date as of which the amount thereof is to be determined, (i) all obligations of such Person to repay money borrowed (including, without limitation, all notes payable and drafts accepted representing extensions of credit, all obligations under letters of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid), (ii) all Capitalized Leases in respect of which such Person is liable as lessee or as the guarantor of the lessee, (iii) all monetary obligations which are secured by any Lien existing on property owned by such Person whether or not the obligations secured thereby have been incurred or assumed by such Person, (iv) all conditional sales contracts and similar title retention debt instruments under which such Person is obligated to make payments, (v) all Guaranties by such Person and (vi) all contractual obligations (whether absolute or contingent) of such Person to repurchase goods sold and distributed. "Indebtedness" shall not include, however, any unfunded obligations in any employee pension benefit plan (as defined in ERISA) of the Company.

          "Investment" means, with respect to any Person, (i) any loan, advance or extension of credit by such Person to, and any contributions to the capital of, any other Person, (ii) any Guaranty by such Person, (iii) any interest in any capital stock, equity interest or other securities of any other Person, (iv) any transfer or sale of property of such Person to any other Person other than upon full payment, in cash, or not less than the agreed sale price or the fair value of such property, whichever is higher and (v) any commitment or option to make an Investment if, in the case of an option, the consideration therefor exceeds $50,000, and any of the foregoing under clauses (i) through (v) shall be considered an Investment whether such Investment is acquired by purchase, exchange, merger or any other method; provided, that the term "Investment" (1) shall not include an Investment in the Company, (2) shall not include current trade and customer accounts receivable and allowances, provided they relate to goods furnished in the ordinary course of business and are given in accordance with the customary practices of the Company, (3) shall not include temporary investments of excess cash of the Company in any of the following: (A) investment grade obligations maturing within one year of their issuance which as to principal and interest constitute direct obligations of, or obligations guaranteed by, the United States of America, (B) negotiable certificates of deposit of banks or trust companies which are organized under the laws of the United States of America or any state thereof and which have capital and surplus of at least $500,000,000, (C) commercial paper which is rated not less than prime-one or A-1 or their equivalents by Moody's Investor Service, Inc. or Standard & Poor's Corporation or their successors, (D) any repurchase agreement secured by any one or more of the foregoing and (E) money market funds primarily investing in any of the foregoing securities and sponsored by or affiliated with nationally recognized brokerage or investment advisory firms, and (4) shall not include Investments of the Company existing on the date hereof and disclosed on Schedule 3 hereto.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security interest of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing, any assignment or other conveyance of any right to receive income and any assignment of receivables with recourse against the assignor), any filing of a financing statement as debtor under the Uniform Commercial Code or any similar statute and any agreement to give or make any of the foregoing.

          "Outside Directors" means those directors on the Company's Board of Directors at any time who are not otherwise Affiliates of or employed by the Company.

          "Outstanding" or "outstanding" means (a) when used with reference to the Shares or the Conversion Shares as of a particular time, all Shares or Conversion Shares theretofore duly issued except (i) Shares or Conversion Shares theretofore reported as lost, stolen, mutilated or destroyed or surrendered for transfer, exchange or replacement, in respect of which new or replacement Shares or Conversion Shares have been issued by the Company,
     (ii) Shares or Conversion Shares  theretofore  cancelled by the Company and
     (iii) Shares or Conversion Shares registered in the name of, as well as Shares or Conversion Shares owned beneficially by, the Company, or any of its Affiliates. For purposes of the preceding sentence, in no event shall "Affiliates" include (x) the persons which are identified as "Purchasers" on Schedule 1 hereto or (y) any Affiliates of any such persons.

          "Pension Plan" means any "employee pension benefit plan" as defined in
     Section 3(2) of ERISA.

          "Person" or "person" means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

          "Plan" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, or whether for the benefit of a single individual or more than one individual including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

          "Preferred Stock" means any class of the capital stock of a corporation (whether or not convertible into any other class of such capital stock) which has any right, whether absolute or contingent, to receive dividends or other distributions of the assets of such corporation (including, without limitation, amounts payable in the event of the voluntary or involuntary liquidation, dissolution or winding-up of such corporation), which right is superior to the rights of another class of the capital stock of such corporation. "Preferred Stock" includes, without limitation, the Series A Convertible Preferred Stock.

          "Purchaser" means the person who accepts and agrees to the terms hereof as indicated by such person's signature (as "the undersigned
     Purchaser") on the execution page of this Agreement, together with its successors and assigns.

          "Purchasers" has the meaning set forth in Section 1(c) hereof, together with their respective successors and assigns.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 30, 1999, among the Company and each of the Purchasers, as amended by the First Amendment to Registration Rights Agreement, dated as of the Closing Date, among the Company and each of the Purchasers.

          "Restricted Payment" means (i) every payment in connection with the redemption, purchase, retirement or other acquisition by or on behalf of the Company of any shares of the Company's capital stock (as defined below), whether or not owned by the Company, (ii) any prepayments or repayments made on Indebtedness of the Company, (iii) every payment to or on behalf of any Affiliate of the Company on account of or with respect to any lease arrangements, and (iv) every payment by or on behalf of the Company (whether as repayment or prepayment of principal or as interest or otherwise) on or with respect to (A) any obligation to repay money borrowed owing to any Affiliate of the Company or (B) any obligation, to any Person, of any Affiliate of the Company or to any other holder of shares of the Company's capital stock (as defined below), which obligation is assumed, or is the subject of a Guaranty, by the Company; provided, however, that the term "Restricted Payment" shall not apply to (1) any payment in respect of capital stock of the Company to the extent payable in shares of the capital stock of the Company, (2) any regularly scheduled prepayment or repayment of Indebtedness, provided that such Indebtedness being prepaid or repaid is not at the time of such prepayment or repayment or at any prior time thereto owing to an Affiliate of the Company, provided that regularly scheduled payments or prepayments pursuant to the Affiliate Loan are not "Restricted Payments", (3) payments to DuPont Chemical and Energy Operations, Inc. and E.I. DuPont de Nemours and Company in the ordinary course of business, consistent with past practice, and not in connection
     with  any  financing  or  extraordinary   corporate
     transaction   are  not   "Restricted   Payments",   or  (4)  any  payments,
     distributions or other transfers or actions on or with respect to the Shares or the Conversion Shares or to the Purchasers (or holders of Shares or the Conversion Shares) under the Stock Purchase Agreements. For purposes of this definition, "capital stock" shall also include warrants and other rights and options to acquire shares of capital stock (whether upon exercise, conversion, exchange or otherwise).

          "Rule 144" means (i) Rule 144 under the Securities Act as such Rule is in effect from time to time and (ii) any successor rule, regulation or law, as in effect from time to time.

          "Rule 144A" means (i) Rule 144A under the Securities Act as such Rule is in effect from time to time and (ii) any successor rule, regulation or law, as in effect from time to time.

          "Rule 144 Transaction" means a transfer of Conversion Shares (A) complying with Rule 144 as such Rule is in effect on the date of such transfer (but not including a sale other than pursuant to "brokers' transactions" as defined in clauses (1) and (2) of paragraph (g) of such Rule as in effect on the date hereof) and (B) occurring at a time when Conversion Shares are registered pursuant to Section 12 of the Securities Exchange Act.

          "SEC Reports" has the meaning set forth in Section 4.19 hereof.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules, regulations and interpretations thereunder.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules, regulations and interpretations thereunder.

          "Series A Convertible Preferred Stock" means the Company's Series A Convertible Preferred Stock, par value $.01 per share, which has the rights, powers and privileges as more fully set forth in the Certificate of Amendment.

          "Shares" has the meaning set forth in Section 1(a) hereof. In the event that any Shares are sold either in a public offering pursuant to a registration statement under Section 5 of the Securities Act or pursuant to a Rule 144 Transaction, then the transferees of such Shares shall not be entitled to any benefits under this Agreement with respect to such Shares and such Shares shall no longer be considered to be "Shares" for purposes of any consent or waiver provision of this Agreement.

          "Stock Purchase Agreements" has the meaning set forth in Section 1(c) hereof.

          "Stockholders' Agreement" means the Stockholders' Agreement, dated as of March 30, 1999, among the Company, the Purchasers and certain other stockholders of the Company, as amended by the First Amendment to Stockholders' Agreement, dated as of the Closing Date, among the Company, the Purchasers and certain other stockholders of the Company.

          "Subsidiary", with respect to any Person, means any corporation, association or other entity of which more than 50% of the total voting power of shares of stock or other equity interests (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by such Person or one or more of its Subsidiaries, or both. The term "Subsidiary" or "Subsidiaries" when used herein without reference to any particular Person, means a Subsidiary or Subsidiaries of the Company.

          "Tax" or "Taxes" means all federal, state, local or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, value added, franchise, bank shares, withholding, payroll, employment, excise, property, alternative or add-on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatsoever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

          "Tax Returns" means any returns, reports or statements (including any information returns) required to be filed for purposes of a particular Tax.

          "Taxing Authority" means any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction, or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

          "Threshold Conversion Shares" means the aggregate of the Conversion Shares and the Conversion Shares as defined in the Stock Purchase Agreements, dated as of March 30, 1999, between the Company and each of the Fleming Funds, (the "1999 Stock Purchase Agreements").

          "Threshold  Shares"  means  the  aggregate  of the  shares of Series A
     Convertible Preferred Stock issued pursuant to the Stock Purchase Agreements and the shares of Series A Convertible Preferred Stock issued pursuant to the 1999 Stock Purchase Agreements, plus any dividends paid in additional shares of Series A Convertible Preferred Stock, as adjusted for any subdivisions or combinations.

          "Transferees" shall mean any transferee (except for a Fleming Holder) of Shares or Conversion Shares from a Fleming Holder. Transferees shall not include a transferee of

     Shares or Conversion Shares sold in either a public offering pursuant to a registration statement under the Securities Act or pursuant to a Rule 144 Transaction.

     (b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

          (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles consistently applied (except as otherwise provided herein);

          (iii) all computations provided for herein, if any, shall be made in accordance with generally accepted accounting principles consistently applied (except as otherwise provided herein);

          (iv) any uses of the masculine, feminine or neuter gender shall also be deemed to include any other gender, as appropriate;

          (v) all references herein to actions by the Company, such as "create", "sell", "transfer", "dispose of", etc., mean such action whether voluntary or involuntary, by operation of law or otherwise;

          (vi) the exhibits and schedules to this Agreement shall be deemed a part of this Agreement;

          (vii) each of the representations and warranties of the Company contained in Section 4 hereof is separate and is not limited, qualified or modified by the existence, wording or satisfaction of any other representation or warranty of the Company in Section 4 hereof or otherwise;

          (viii) each of the covenants of the Company contained in Sections 7, 8 and 9 hereof or otherwise contained in any Stock Purchase Agreement, the Certificate of Amendment, the Stockholders' Agreement or the Registration Rights Agreement is separate and is not limited or satisfied by the existence, wording or satisfaction of any other covenant of the Company in
     Section 7, 8 or 9 hereof or otherwise; and

          (ix) all references herein (in covenants or otherwise) to any action(s) which are to be taken (or which are prohibited from being taken) by any Person or the Company shall apply to such Person or the Company, as the case may be, whether such action is taken directly or indirectly.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser as follows as of the date hereof and as of the Closing Date:

     4.1. Corporate Existence, Power and Authority.

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified, licensed and authorized to do business and is in good standing in each jurisdiction in which it owns or leases any property or in which the conduct of its business requires it to so qualify or be so licensed, except for such jurisdictions where the failure to so qualify or be so licensed would not have a material adverse effect on the Company's assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects.

     (b) No proceeding has been commenced looking toward the dissolution or merger of the Company or the amendment of its certificate of incorporation (other than the Certificate of Amendment). The Company is not in violation in any respect of its certificate of incorporation or by-laws.

     (c) The Company has all requisite corporate power and authority to own or to hold under lease and to operate the properties it owns or holds and to conduct its business as now being conducted.

     (d) The Company has all requisite corporate power and authority to execute, deliver, enter into, consummate the transactions contemplated by and perform its obligations under (i) the Stock Purchase Agreements, including, without limitation, the issuance by the Company of the Shares and the Conversion Shares as contemplated herein and therein and in the Certificate of Amendment, (ii) the First Amendment to Stockholders' Agreement and (iii) the First Amendment to Registration Rights Agreement. The execution, delivery and performance of the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement by the Company (including, without limitation, the issuance by the Company of the Shares and the Conversion Shares as contemplated herein and therein and in the Certificate of Amendment) have been duly authorized by all required corporate actions. The Company has duly executed and delivered the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement. The Stock Purchase Agreements, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement constitute the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the rights of creditors generally.

     4.2. Capital Stock.

     (a) Schedule 6(a) hereto correctly and completely lists (i) the authorized capital stock of the Company (Common Stock and Preferred Stock), (ii) the number of designated shares of Preferred Stock in each series or class after giving effect to the Certificate of Amendment and (iii) on the Closing Date, after giving effect to the issuance of Shares contemplated by the Stock Purchase Agreements, the number of shares outstanding in each series or class. All of such outstanding shares are, or on the Closing Date will be, duly authorized, validly issued and outstanding, fully paid and non-assessable. The shares of the Company's Common Stock issuable upon conversion of the Series A Convertible Preferred Stock will be, when issued in accordance with the terms of the Series A Convertible Preferred Stock, duly authorized, validly issued, fully paid and non-assessable. Except as provided in the Certificate of Amendment, none of the shares of the Company's capital stock which will be outstanding at the Closing
(i) were or will be subject to preemptive rights when issued or (ii) provide the holders thereof with any preemptive rights with respect to any issuances of capital stock.

     (b) Schedule 6(b) hereto correctly and completely lists the number and purpose for which such shares of the Company's Common Stock are reserved for issuance by the Company.

     (c) Except as referred to in Schedule 6(b), there are no outstanding options, warrants, subscriptions, rights, convertible securities or other agreements or plans under which the Company may become obligated to issue, sell or transfer shares of its capital stock or other securities.

     (d) Except as disclosed on Exhibit B hereto, there are and will be no outstanding registration rights with respect to any capital stock of the Company, which (in either case) will be outstanding on the Closing Date, or any capital stock referred to in Section 4.2(b) or 4.2(c).

     (e) Except as disclosed on Exhibit B hereto, there are no voting agreements, voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Company.

     (f) Except as disclosed on Exhibit B hereto, there are no anti-dilution protections or other adjustment provisions in existence with respect to any capital stock of the Company or any capital stock referred to in Section 4.2(b) or 4.2(c).

     (g) The Certificate of Amendment has been duly adopted by the Company's Board of Directors and, when filed with the Secretary of State of the State of New York, will be fully effective as an amendment to the Company's certificate of incorporation. Upon filing of the

Certificate of Amendment with the Secretary of State of New York, the Shares will have all of the rights, priorities and terms set forth in the Certificate of Amendment.

     (h) Those Persons who own, directly or indirectly, more than 5% of the Company's outstanding Common Stock are as follows: DuPont Chemical and Energy Operations, Inc.

     4.3. Subsidiaries.

     The Company has no Subsidiaries other than Hudson Holdings, Inc. and Hudson Technologies Company. The Company's subsidiary, Hudson Holdings, Inc., holds a promissory note from Environmental Support Solutions, Inc. ("ESS") in the original principal amount of $380,000, which is secured by ESS Stock Certificate No. 5 for 1,000 shares issued in the name of Robert Johnson, a guarantor of the said note. The Company has no Investments in any other Person, except as described in the preceding sentences.

     4.4. Business.

     The Company sells refrigerants and provides refrigerant management services, consisting primarily of recovery and reclamation of the refrigerants used in commercial air conditioning and refrigeration systems, as well as RefrigerantSide(R) services, through which the Company performs decontamination to remove moisture, oils and other contaminants in such systems. The Company neither currently engages in, nor has any intention of engaging in, any other business.

     4.5. No Defaults or Conflicts.

     (a) The Company is not in violation or default in any material respect (and is not in default in any material respect regarding any Indebtedness) under any indenture, agreement or instrument to which it is a party or by which it or its properties may be bound. The Company is not in default under any material order, writ, injunction, judgment or decree of any court or other Governmental Authority or arbitrator(s) having jurisdiction over the Company.

     (b) The execution, delivery and performance by the Company of the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement and any of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares and the Conversion Shares as contemplated herein and therein and in the Certificate of Amendment and the adoption of the Certificate of Amendment as an amendment to the Company's certificate of incorporation) do not and will not
(i) violate or conflict with, with or without the giving of notice or the passage of time or both, any provision of (A) the certificate of incorporation or by-laws of the Company or (B) any material law, rule, regulation or order of any Governmental Authority, or any material judgment, writ, injunction, decree, award or other action of any court, Governmental Authority or arbitrator(s), or any agreement, indenture or other instrument applicable to the Company or any of its properties, (ii) result in the creation of any Lien upon any of the Company's properties, assets or revenues, (iii) require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any Person (whether or not a Governmental Authority and including, without limitation, any shareholder approval), or (iv) cause antidilution clauses of any outstanding securities to become operative or give rise to any preemptive rights.

     4.6. Disclosure Materials; Other Information.

     (a) The Company has previously furnished to the Purchaser the materials described on Schedule 4 hereto (the "Disclosure Material"). The audited and unaudited financial statements referred to or contained in the materials referred to on Schedule 4 fairly present the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of the operations of the Company for such periods and have been prepared in accordance with generally accepted accounting principles consistently applied, except that any such unaudited statements may omit notes and may be subject to year-end adjustment.

     (b) Since September 30, 2000, except as disclosed on Exhibit B hereto, (i) the business of the Company has been conducted in the ordinary course and (ii) there has been no material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis. As of the Closing Date and as of the date hereof, there are no material liabilities of the Company which would be required to be provided for in a consolidated balance sheet of the Company as of either such date prepared in accordance with generally accepted accounting principles consistently applied, other than liabilities provided for in the financial statements referred to in Section 4.6(a). Since September 30, 2000, no amount or property has directly or indirectly been declared, ordered, paid, made or set aside for any Restricted Payment nor has any such action been agreed to.

     (c) There are no material liabilities, contingent or otherwise, of the Company that have not been disclosed in the financial statements referred to in
Section 4.6(a) or otherwise disclosed in the Disclosure Material.

     (d) None of the Disclosure Material contained or contains a false or misleading statement of a material fact or omits to state any material fact necessary in order to make the statements made in such Disclosure Material, in light of the circumstances under which they were made, not misleading.

     (e) There is no fact known to the Company which is not in the Disclosure Material and which materially and adversely affects, or in the future might materially and adversely affect, the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

     4.7. Litigation.

     Except as disclosed on Exhibit B hereto, there is no action, suit, proceeding, investigation or claim pending or, to the knowledge of the Company, threatened in law, equity or otherwise before any court, Governmental Authority or arbitrator which (i) questions the validity of the Stock Purchase Agreements, the Certificate of Amendment, the First Amendment to Stockholders' Agreement, the First Amendment to Registration Rights Agreement, the Shares or the Conversion Shares or any action taken or to be taken pursuant hereto or thereto,
(ii) might adversely affect the right, title or interest of any Purchaser to the Shares or the Conversion Shares or (iii) might result in a material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

     4.8. Taxes.

     The Company has duly and timely filed all Tax Returns required to be filed by it, and each such Tax Return correctly and completely reflects the Tax liability and all other information required to be reported thereon. Except as set forth on Exhibit B, the Company has paid or caused to be paid all Taxes (whether or not reflected on such Tax Returns) that are due and payable. The provision for Taxes due by the Company in the most recent financial statement included in the Disclosure Material is sufficient for all unpaid Taxes, being current Taxes not yet due and payable, of the Company, as of the end of the period covered by such financial statement, and as of the Closing Date, such provision, as adjusted for the passage of time through the Closing Date, will be sufficient for the then-accrued and unpaid Taxes not yet due and payable of the Company. There is no dispute concerning any Tax liability of the Company either threatened, claimed or raised by any Taxing Authority, and the Company does not expect any Taxing Authority to assess additional Taxes against or in respect of it for any past period. The Company has withheld and paid, or, if not yet due for payment, set aside in accounts for such purposes, all Taxes required to have been withheld in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party. The Company has no liability for Taxes of any Person other than the Company as a transferee or successor, by contract or otherwise. There are no applicable Taxes payable by the Company in connection with the execution and delivery of the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement or the First Amendment to Registration Rights Agreement or the issuance by the Company of the Shares or the Conversion Shares.

     4.9. ERISA.

     (a) All Benefit Plans are listed in Exhibit B, and copies of all documentation relating to such Benefit Plans have been delivered or made available to the Purchasers (including copies of written Benefit Plans, written descriptions of oral Benefit Plans, summary plan descriptions, trust agreements, the three most recent annual returns, employee communications, and IRS determination letters).

     (b) Each Benefit Plan has at all times been maintained and administered in all material respects in accordance with its terms and with the requirements of all applicable law, including ERISA and the Code, and each Benefit Plan intended to qualify under Section 401(a) of the Code has at all times since its adoption been so qualified, and each trust which forms a part of any such plan has at all times since its adoption been tax-exempt under Section 501(a) of the Code.

     (c) No Benefit Plan has incurred any "accumulated funding deficiency" within the meaning of Section 302 of ERISA or Section 412 of the Code, and the "amount of unfunded benefit liabilities" within the meaning of Section 4001(a)(18) of ERISA does not exceed zero with respect to any Benefit Plan subject to Title IV of ERISA.

     (d) No "reportable event" (within the meaning of Section 4043 of ERISA) has occurred with respect to any Benefit Plan or any Plan maintained by an ERISA Affiliate since the effective date of said Section 4043.

     (e) No Benefit Plan is a multiemployer plan within the meaning of Section 3(37) of ERISA.

     (f) No direct, contingent or secondary liability has been incurred or is expected to be incurred by the Company under Title IV of ERISA to any party with respect to any Benefit Plan, or with respect to any other Plan presently or heretofore maintained or contributed to by any ERISA Affiliate.

     (g) Neither the Company nor any ERISA Affiliate has incurred any liability for any tax imposed under Section 4971 through 4980B of the Code or civil liability under Section 502(i) or (l) of ERISA.

     (h) No benefit under any Benefit Plan, including, without limitation, any severance or parachute payment plan or agreement, will be established or become accelerated, vested or payable by reason of any transaction contemplated under this Agreement.

     (i) No Benefit Plan provides health or death benefit coverage beyond the termination of an employee's employment, except as required by Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code or any State laws requiring continuation of benefits coverage following termination of employment.

     (j) No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of plan activities) has been brought or, to the knowledge of the Company, threatened against or with respect to any Benefit Plan and there are no facts or circumstances known to the Company that could reasonably be expected to give rise to any such suit, action or other litigation.

     (k) All contributions to Benefit Plans that were required to be made under such Benefit Plans have been made, and all benefits accrued under any unfunded Benefit Plan have been paid, accrued or otherwise adequately reserved in accordance with generally accepted accounting principles, all of which accruals under unfunded Benefit Plans are as disclosed in Exhibit B, and the Company has performed all material obligations required to be performed under all Benefit Plans.

     (l) The execution, delivery and performance of the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the offer, issuance and sale by the Company, and the purchase by the Purchaser of the Shares and the Conversion Shares) will not involve any "prohibited transaction" within the meaning of ERISA or the Code.

     4.10. Legal Compliance.

     (a) The Company has complied with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions, decrees or demands, except to the extent that failure to so comply would not materially adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

     (b) There are no material adverse orders, judgments, writs, injunctions or decrees of any court or administrative body, domestic or foreign, or of any other Governmental Authority, domestic or foreign, outstanding against the Company.

     4.11. Outstanding Securities.

     All securities (as defined in the Securities Act) of the Company have been offered, issued, sold and delivered in compliance with, or pursuant to exemptions from, all applicable federal and state laws, and the rules and regulations of federal and state regulatory bodies governing the offering, issuance, sale and delivery of securities.

     4.12. Permits, Licenses and Approvals; Intellectual Property and Other Rights.

     Except as listed on Schedule 4.12, the Company owns or possesses and holds free from burdensome restrictions or material conflicts with the rights of others all franchises, licenses, permits, consents, approvals and other authority (governmental or otherwise), patents, patent rights, trademarks, trademark rights, trade names, trade name rights and copyrights (each of which is listed on Exhibit B hereto), and all rights and privileges with respect to any of the foregoing, as are necessary for the conduct of its business as now being conducted and as proposed to be conducted. To the best of the Company's knowledge, the Company is not in default in any material respect under any of such franchises, licenses, permits, consents, approvals or other authority. The rights of (and use by) the Company with respect to such or any other patents, patent rights, trademarks, trademark rights, trade names, trade name rights or copyrights do not conflict with or infringe any rights of others in a manner which might materially and adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis, and no such claim of conflict or infringement has been asserted by any Person.

     4.13. Key Employees.

     The Company has good relationships with its employees and has not had and does not expect any substantial labor problems. The Company has no knowledge as to any intentions of any key employee or any group of employees to leave the employ of the Company. Except as set forth on Exhibit B hereto, the employees of the Company are not and have never been represented by any labor union, and no collective bargaining agreement is binding and in force against the Company or currently being negotiated by the Company.

     4.14. Properties.

     The Company has good and marketable title to its real property, all of which is disclosed on Exhibit B hereto, and good and marketable title to each of its other properties. Certain real property used by the Company in the conduct of its business is held under lease (as identified on Exhibit B hereto), and the Company is not aware of any pending or threatened claim or action by any lessor of any such property to terminate any such lease. All such leases are valid and in full force and effect, and none of such leases is in default. Except as disclosed on Schedule 5, none of the properties owned or leased by the Company is subject to any Liens which could materially and adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

     4.15. Suppliers and Customers.

     (a) The Company has no reason to believe that it does not have adequate sources of supply for its business as currently conducted and as proposed to be conducted. The Company has good relationships with all of its material sources of supply of goods and services and does not anticipate any material problem with any such material sources of supply.

     (b) The Company has no knowledge that the customer base of the Company might materially decrease.

     4.16. Environmental Compliance.

     Except as disclosed on Schedule 4.16 hereto:

     (a) the Company has not received any verbal or written notice, citation, subpoena, summons, complaint or other correspondence or communication from any person with respect to the presence of any Hazardous Material at, on, about, under, emanating to or from or affecting any of the real property (including improvements) currently or formerly owned, leased, operated or occupied by the Company or any predecessors thereof;

     (b) there has been no intentional or unintentional, gradual or sudden, release, disposal or discharge upon, into, beneath or from the real property (including improvements) currently or formerly owned, leased, operated or occupied by the Company or any predecessors thereof that has caused or is causing soil or groundwater contamination which under applicable Environmental Laws could require investigation or remediation or could otherwise create a material liability or obligation on the part of the Company;

     (c) the Company is in material compliance with all applicable Environmental Laws and the terms and conditions of all Environmental Permits;

     (d) to the best knowledge of the Company after reasonable inquiry, there are no Liens arising under or pursuant to any Environmental Law ("Environmental Liens") relating to any real property (including improvements thereon) currently owned by the Company;

     (e) there are no (i) underground storage tanks, (ii) polychlorinated biphenyl containing equipment or (iii) asbestos-containing materials at any site currently owned, leased, operated or occupied by the Company;

     (f) the Company has not transported or arranged for the treatment, storage, handling, disposal or transportation of any Hazardous Material to any location which could reasonably be expected to result in material liability to the Company; and

     (g) no real property currently or previously owned, leased, operated or occupied by the Company or any predecessors thereof is currently listed, or to the knowledge of the Company, proposed to be listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or on any similar state list of sites requiring investigation or cleanup.

     4.17. No Burdensome Agreements.

     To the best of the knowledge of the Company, (i) the Company is not a party to, or bound by (nor are any of its properties affected by), any commitment, contract or agreement, any term of which materially adversely affects, or in the future would reasonably be expected to materially adversely affect, the assets, properties, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis and (ii) the Company is not a party to any contract or agreement with any Affiliate of the Company, the terms of which are less favorable to the Company than those which might have been obtained, at the time such contract or agreement was entered into, from a person who was not such an Affiliate.

     4.18. Offering of Shares.

     Neither the Company nor, to the Company's knowledge, any agent or other Person acting on its behalf, directly or indirectly, (i) offered any of the Shares or any similar security of the Company (A) by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or (B) for sale to or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any person other than the Purchasers and not more than fifty (50) other institutional investors each of which the Company reasonably believed was an "accredited investor" within the meaning of Regulation D under the Securities Act or (ii) has done or caused to be done (or has omitted to do or to cause to be done) any act which act (or which omission) would result in bringing the issuance or sale of the Shares within the provisions of Section 5 of the Securities Act or the filing, notification or reporting provisions of any state securities laws.

     4.19. SEC Reports.

     The Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act. The Company has furnished the Purchaser with copies of (i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, (ii) its Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 and (iii) its Proxy Statement dated July 25, 2000 (collectively, the "SEC Reports"). Each SEC Report was in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.20. Indebtedness.

     Schedule 2 hereto sets forth (i) the amount of all Indebtedness of the Company outstanding on such Closing Date, which, individually, exceeds $50,000 as of December 31, 2000,

(ii) any Lien with respect to such Indebtedness and (iii) a description of each instrument or agreement governing such Indebtedness. The Company has made available to the Purchaser a complete and correct copy of each such instrument or agreement (including all amendments, supplements or modifications thereto). No material default exists with respect to or under any such Indebtedness or any material instrument or agreement relating thereto and no event or circumstance exists with respect thereto that (with notice or the lapse of time or both) could give rise to such a default.

     4.21. Use of Proceeds.

     The Company will use the proceeds realized from the sale of the Shares to fund capital expenditures, fees and expenses of the transactions contemplated hereby and for working capital purposes. No portion of such proceeds will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying, within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, any "margin stock" as defined in said Regulation U, or for the purpose of purchasing, carrying or trading in securities within the meaning of Regulation T of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of reducing or retiring any indebtedness which both (i) was originally incurred to purchase any such margin stock or other securities and
(ii) was directly or indirectly secured by such margin stock or other securities. None of the assets of the Company includes any such "margin stock." The Company has no present intention of acquiring any such "margin stock."

     4.22. Other Names.

     The business previously or presently conducted by the Company has not been conducted under any corporate, trade or fictitious name, other than those names listed on Exhibit B hereto.

     4.23. Brokers.

     No broker, finder or investment banker or other party is entitled to any brokerage, finder's or other similar fee or commission in connection with the Stock Purchase Agreement, the First Amendment to Stockholders' Agreement, the First Amendment to Registration Rights Agreement or the Certificate of Amendment or any of the transactions contemplated hereby or thereby, based upon arrangements made by or on behalf of the Company or any of its Affiliates.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Company as follows:

     5.1. Corporate Power and Authority.

     The Purchaser has all requisite power, authority and legal right to execute, deliver, enter into, consummate the transactions contemplated by and perform its obligations under this Agreement, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement. The execution, delivery and performance of this Agreement, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement by the Purchaser have been duly authorized by all required corporate and other actions. The Purchaser has duly executed and delivered this Agreement, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement, and this Agreement, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the rights of creditors generally.

     5.2. Investment Intent.

     The Purchaser is capable of evaluating the risk of its investment in the Shares being purchased by it, is able to bear the economic risk of such investment and has had access to material information with respect to the Company necessary for it to make an informed investment decision. The Purchaser is purchasing the Shares to be purchased by it for its own account for investment and not with a present view to any distribution thereof in violation of applicable securities laws; provided, however, that, upon notice to the Company, the Purchaser may transfer record and/or beneficial ownership of the Shares or the Conversion Shares to one or more Affiliates, officers or employees of Affiliates or investment funds managed by Affiliates of the Purchaser, in all cases in compliance with federal securities laws. It is understood that the disposition of the Purchaser's Shares or Conversion Shares shall at all times be within the Purchaser's control. If the Purchaser should in the future decide to dispose of any of its Shares or Conversion Shares, it is understood that it may do so only in compliance with the Securities Act, applicable securities laws, this Agreement and the right of first offer set forth in Section 5 of the Stockholders' Agreement. The Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     5.3. Brokers.

     No broker, finder or investment banker or other party is entitled to any brokerage, finder's or other similar fee or commission in connection with the Stock Purchase Agreement, the

First Amendment to Stockholders' Agreement, the First Amendment to Registration Rights Agreement or the Certificate of Amendment or any of the transactions contemplated hereby or thereby, based upon arrangements made by or on behalf of the Purchaser or any of its Affiliates.

     5.4 Ownership of Common Stock.

     The Purchaser currently does not own any shares of Common Stock and will not acquire any additional shares of Common Stock in the public market. Any future ownership by the Purchaser of shares of Common Stock shall be subject to the limitations set forth in Section 4(a) of the Certificate of Amendment.

SECTION 6. RESTRICTIONS ON TRANSFER

     The Purchaser agrees that it will not sell or otherwise dispose of any Shares or Conversion Shares unless such Shares or Conversion Shares have been registered under the Securities Act and, to the extent required, under any applicable state securities laws, or pursuant to an applicable exemption from such registration requirements. The Company may endorse on all Share certificates a legend stating or referring to such transfer restrictions and may place a stop order with the Company's transfer agent for the Shares.

SECTION 7. INFORMATION AS TO THE COMPANY

     The Company covenants and agrees as follows:

     7.1. Financial Information.

     (a) The Company will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with generally accepted accounting principles consistently applied.

     (b) So long as any of the Shares remain outstanding, the Company will deliver to (x) each holder of thirty percent (30%) or more of the Threshold Shares and (y) a Designated Entity, the following:

          (i) as soon as practicable but not later than five (5) Business Days after their issuance, and in any event within ninety-five (95) days after the close of each fiscal year of the Company, (A) a consolidated balance sheet of the Company as of the end of such fiscal year and (B) consolidated statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, in each case for statements set forth in clause (B) setting forth in comparative form the corresponding figures for the preceding fiscal year, all such balance sheets and statements to be in reasonable detail and certified without qualification by BDO Seidman, LLP or any "Big Five" independent public accounting firm selected by the Audit Committee of the Board of Directors of the Company and approved by the shareholders of the Company, and such statements shall be accompanied by a management analysis of any material differences between the results for such fiscal year and the corresponding figures for the preceding year;

          (ii) as soon as practicable, copies (A) of all financial statements, proxy material or reports sent to the Company's stockholders, (B) of any public press releases and (C) of all reports or registration statements filed with the Commission pursuant to the Securities Act or the Securities Exchange Act;

          (iii) as soon as practicable and in any event within fifty (50) days after the close of each of the first three (3) fiscal quarters of the Company,
(A) a consolidated balance sheet of the Company as of the end of such fiscal quarter, (B) consolidated statements of operations, stockholders' equity and cash flows of the Company for the portion of the fiscal year ended with the end of such quarter, in each case in reasonable detail, certified by the Chief Financial Officer, Chief Executive Officer or President of the Company and setting forth in comparative form the corresponding figures for the comparable period one year prior thereto (subject to normal year-end adjustments), together with a management analysis of any material differences between such results and the corresponding figures for such prior period and (C) a certificate of the Chief Financial Officer, Chief Executive Officer or President of the Company certifying the Company's compliance with the covenants contained in Section 9 (other than Section 9.12) of this Agreement;

          (iv) as soon as practicable and without duplication of any of the above items, any other materials furnished to the Company's Board of Directors or to holders of the Company's capital stock or Indebtedness, including, without limitation, any compliance certificates furnished in respect of such Indebtedness; and

          (v) as soon as practicable, such other information as may reasonably be requested by a holder of Shares.

     (c) The Company will deliver to each member of the Company's Board of Directors and each observer to the Company's Board of Directors appointed pursuant to Section 2(a) of the Stockholders' Agreement, as soon as practicable (and in the case of (iii), prior to the end of each fiscal year) and without duplication of any of the items listed below, the following:

          (i) copies of any annual, special or interim audit reports or management or comment letters with respect to the Company or its operations submitted to the Company by independent public accountants;

          (ii) copies of summary financial information prepared on a quarterly basis regarding the Company on a consolidated basis as presented to the Company's Board of Directors and any other summary financial information otherwise prepared;

          (iii) copies of the annual budget and business plan for the next fiscal year;

          (iv) copies of all formal communications, from time to time, to directors of the Company (including without limitation all information furnished to such directors in connection with such communications), and copies of minutes of meetings of the Company's Board of Directors (and of any executive committees thereof);

          (v) notice of default under any material agreement, contract or other instrument to which the Company is a party or by which it is bound;

          (vi) notice of any action or proceeding which has been commenced or threatened against the Company and which, if adversely determined, would have, individually or in the aggregate, a material adverse effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis; and

          (vii) copies of all filings made with the Commission.

     (d) All such financial statements referred to in this Section 7.1 shall be prepared in accordance with generally accepted accounting principles consistently applied (except for any change in accounting principles specified in the accompanying certificate and except that any interim financial statements may omit notes and may be subject to normal year-end adjustments).

     (e) Without limiting the foregoing provisions of this Section 7.1, the Company agrees that, if requested in writing by any holder of Shares, it will not deliver to such holder (until otherwise instructed by a holder of thirty percent (30%) or more of the Threshold Shares) (x) any non-public information or non-public materials regarding the Company (whether described in this Section
7.1 or  otherwise)  and (y) any  information  (whether or not included in clause
(x)) which such holder specifies that it does not want to receive. The Company shall comply with any such request with respect to each such Purchaser and any subsequent holders of Shares acquired directly or indirectly (through one or more transfers) from such Purchaser, until instructed otherwise by the then holder of such Shares.

     7.2. Communication with Accountants.

     The Company hereby authorizes (a) each holder of thirty percent (30%) or more of the aggregate of the Threshold Shares and the Threshold Conversion Shares and (b) a Designated Entity, to communicate directly with the independent certified public accountants for the Company and authorizes such accountants to disclose to each such holder any and all financial statements and any other information of any kind that they may have with respect to the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company, provided, that each such holder has delivered to the Company a confidentiality agreement in form and substance reasonably acceptable to the Company. The Company shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 7.2. For purposes of Section 7.2(a), the calculation of a Person's percentage holdings of Conversion Shares shall be determined based upon the number of Shares from which such Conversion Shares derived.

     7.3. Inspection.

     The Company will permit (a) each holder of thirty percent (30%) or more of the shares of the aggregate of the Threshold Shares and the Threshold Conversion Shares, (b) any authorized representative of a holder referred to in clause (a) and (c) a Designated Entity to visit and inspect any of the properties of the Company, to examine the Company's books and records and to discuss with the Company's officers the Company's books and records and the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company, all at such reasonable times and as often as may be reasonably requested, provided, that each such holder, representative or Designated Entity has delivered to the Company a confidentiality agreement in form and substance reasonably acceptable to the Company. For purposes of Section 7.3(a), the calculation of a Person's percentage holdings of Conversion Shares shall be determined based upon the number of Shares from which such Conversion Shares derived.

     7.4. Notices.

     The Company will give notice to all holders of Shares promptly after it learns (other than by notice from all of such holders) of the existence of any of the following:

     (a) any default under any Indebtedness (or under any indenture, mortgage or other agreement relating to any Indebtedness) which Indebtedness is in an aggregate principal amount exceeding $100,000 (or the equivalent thereof in other currencies) in respect of which the Company is liable;

     (b) any action or proceeding which has been commenced or threatened against the Company and which, if adversely determined, would have, individually or in the aggregate, a material adverse effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis or the ability of the

Company to perform its obligations under the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement or the Certificate of Amendment;

     (c) any dispute which may exist between the Company and any Governmental Authority which may, individually or in the aggregate, materially adversely affect the normal business operations of the Company or the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis or the ability of the Company to perform its obligations under the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement, the First Amendment to Registration Rights Agreement or the Certificate of Amendment; and

     (d) if any (i) "reportable event" (as such term is described in Section 4043(c) of ERISA) has occurred; or (ii) "accumulated funding deficiency" (within the meaning of Section 412(a) of the Code) has been incurred with respect to a Pension Plan maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate that is subject to the funding requirements of ERISA and the Code or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code, in each case with respect to such a Pension Plan; or (iii) Pension Plan maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate has been terminated, reorganized, petitioned or declared insolvent under Title IV of ERISA; or (iv) Pension Plan maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate has an unfunded current liability giving rise to a lien under ERISA or the Code; or (v) proceeding has been instituted pursuant to
Section 515 of ERISA to collect a delinquent contribution to a Pension Plan maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate; or (vi) of the Company or its ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination or withdrawal from a Pension Plan maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate; or (vii) "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) in connection with an "employee benefit plan" (as defined in Section 3(3) of ERISA), maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate has occurred.

Such notice (i) with respect to (a), shall specify the nature and period of existence of any such default and what the Company proposes to do with respect thereto and (ii) with respect to (b), (c) or (d), shall specify the nature of any such matter referred to in such clause, what action the Company proposes to take with respect thereto and what action any other relevant Person is taking or proposes to take with respect thereto.

SECTION 8. AFFIRMATIVE COVENANTS

     The Company covenants and agrees as follows:

     8.1. Maintenance of Existence, Properties and Franchises; Compliance with Law; Taxes; Insurance.

     The Company will:

     (a) maintain its corporate existence, rights and other franchises in full force and effect;

     (b) maintain its tangible assets in good repair, working order and condition so far as necessary or advantageous to the proper carrying on of its business;

     (c) comply with all applicable laws and with all applicable orders, rules, rulings, certificates, licenses, regulations, demands, judgments, writs, injunctions and decrees, provided, that such compliance shall not be necessary so long as (i) the applicability or validity of any such law, order, rule, ruling, certificate, license, regulation, demand, judgment, writ, injunction or decree shall be contested in good faith by appropriate proceedings and (ii) failure to so comply will not have a material adverse effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis;

     (d) pay promptly when due all Taxes imposed upon its properties, assets or income and all claims or indebtedness (including, without limitation, vendor's, workmen's and like claims) which might become a Lien upon such properties or assets; provided, that payment of any such Tax shall not be necessary so long as
(i) the applicability or validity thereof shall be contested in good faith by appropriate proceedings and a reserve, if appropriate, shall have been established with respect thereto and (ii) failure to make such payment will not have a material adverse effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis; and

                  (e) keep adequately insured, by financially sound and reputable insurers of nationally recognized stature, all its properties of a character customarily insured by entities similarly situated, against loss or damage of the kinds and in amounts customarily insured against by such entities and with such deductibles or coinsurance as is customary.

     8.2. Office for Payment, Exchange and Registration; Location of Office; Notice of Change of Name or Office.

     (a) So long as any of the Shares is outstanding, the Company will maintain an office or agency where Shares may be presented for redemption, exchange, conversion or registration of transfer as provided in this Agreement. Such office or agency initially shall be the office of the Company specified in
Section 17 hereof, subject to Section 8.2(b).

     (b) The Company shall give each holder of Shares at least twenty (20) days' prior written notice of any change in (i) the name of the Company as then in effect or (ii) the location of the office of the Company required to be maintained under this Section 8.2.

     8.3. Fiscal Year.

     The fiscal year of the Company for tax, accounting and any other purposes shall end on December 31 of each calendar year.

     8.4. Environmental Matters.

     (a) The Company shall keep and maintain any property either owned, leased, operated or occupied by the Company free and clear of any Environmental Liens, and the Company shall keep all such property free of Hazardous Material contamination and in compliance with all applicable Environmental Laws and the terms and conditions of any Environmental Permits; provided, however, that the Company shall have the right at its cost and expense, and acting in good faith, to contest, object or appeal by appropriate legal proceedings the validity of any Environmental Lien. The contest, objection or appeal with respect to the validity of an Environmental Lien shall suspend the Company's obligation to eliminate such Environmental Lien under this paragraph pending a final determination by appropriate administrative or judicial authority of the legality, enforceability or status of such Environmental Lien, provided that the following conditions are satisfied: (i) contemporaneously with the commencement of such proceedings, the Company shall give written notice thereof to each holder of Shares or Conversion Shares; and (ii) if under applicable law any real property or improvements thereon are subject to sale or forfeiture for failure to satisfy the Environmental Lien prior to a final determination of the legal proceedings, the Company must successfully move to stay such sale, forfeiture or foreclosure pending final determination of the Company's action; and (iii) the Company must, if requested, furnish to the holders of Shares or Conversion Shares a good and sufficient bond, surety, letter of credit or other security satisfactory to such holders equal to the amount (including any interest and penalty) secured by the Environmental Lien.

     (b) The Company will, by administrative or judicial process, enforce the obligations of any other Person who is potentially liable for damages, contribution or other relief in connection with any violation of Environmental Laws, including, but not limited to, asbestos abatement, Hazardous Material remediation or off-site or on-site disposal.

     (c) The Company will defend, indemnify and hold harmless each current, former and future holder of Shares or Conversion Shares, and each such holder's employees, officers, directors, stockholders, partners, agents, representatives and assigns, from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits and claims, joint or several, and any costs, disbursements and expenses (including attorneys' fees and expenses and costs of investigation) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (i) the presence, disposal, release, removal, discharge, storage or transportation of any Hazardous Material upon, into, from or affecting any real property (including improvements) currently or formerly owned, leased, operated or occupied by the Company; (ii) any judicial or administrative action, suit or proceeding, actual or threatened, relating to Hazardous Material upon, in, from or affecting any real property (including improvements) currently or formerly owned, leased, operated or occupied by the Company; (iii) any violation of any Environmental Law by the Company or any of its agents, tenants, subtenants or invitees; (iv) the imposition of any Environmental Lien for the recovery of costs expended in the investigation, study or remediation of any environmental liability of (or asserted against) the Company; and (v) any liability arising out of or related to the off-site transportation, shipment, disposal, treatment, handling or disposal of Hazardous Materials. This Section 8.4(c) and Section 8.4(d) shall survive any payment, conversion or transfer of Shares and any termination of this Agreement.

     (d) To the extent that the Company is strictly liable without regard to fault under any Environmental Law, the Company's obligations to the holders of Shares or Conversion Shares under any of the indemnification provisions of the Stock Purchase Agreements shall likewise be strict without regard to fault with respect to the violation of any Environmental Law which results in any liability to any of the indemnified persons referred to in Section 8.4(c).

     8.5. Reservation of Shares.

     There have been reserved, and the Company shall at all times keep reserved, free from preemptive rights, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the conversion rights provided in Section 5 of the Certificate of Amendment.

     8.6. Securities Exchange Act Registration.

     (a) The Company will maintain effective a registration statement (containing such information and documents as the Commission shall specify and otherwise complying with the Securities Exchange Act), under Section 12(b) or
Section 12(g), whichever is applicable, of the Securities Exchange Act, with respect to the Common Stock of the Company, and the Company will file on time such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to such Section 12(b) or
Section 12(g), whichever is applicable.

     (b) The Company will, upon the request of any holder of Shares, make whatever other filings with the Commission, or otherwise make generally available to the public such financial and other information, as any such holder may deem reasonably necessary or desirable in order to enable such holder to be permitted to sell Shares pursuant to the provisions of Rule 144.

     8.7. Delivery of Information for Rule 144A Transactions.

     If a holder of Shares proposes to transfer any such Shares pursuant to Rule 144A under the Securities Act (as in effect from time to time), the Company agrees to provide (upon the request of such holder or the prospective transferee) to such holder and (if requested) to the prospective transferee any financial or other information concerning the Company which is required to be delivered by such holder to any transferee of such Shares pursuant to such Rule 144A.

     8.8. Senior Securities.

     The Company shall maintain the senior status of the Series A Convertible Preferred Stock such that it shall rank senior in all respects, including the payment on liquidation and redemption, to all other equity securities of the Company.

     8.9. Further Assurances.

     The  Company  will  from  time to time,  upon the  request  of the  Fleming
Holders, promptly and duly execute and deliver any and all such further instruments and documents as the Fleming Holders may reasonably deem necessary or desirable to obtain the full benefits of (i) the obligations of the Company under this Agreement and (ii) the other rights and powers herein granted. Upon the instructions from time to time of the Fleming Holders, the Company shall execute and cause to be filed any document or filing presented to the Company in proper form for signing or filing, in each case as the Fleming Holders may reasonably deem necessary or desirable in light of the Company's obligations under this Agreement, and the Company shall pay or cause to be paid any filing or other fees in connection therewith.

     8.10. Stockholder Approval.

     The transactions contemplated hereby have been structured by the parties to comply with the requirements for stockholder approval of the NASDAQ Stock Market and so that further stockholder action shall not be required. If such rules require such stockholder approval, the Company shall use its best efforts to obtain such stockholder approval. In the event the Company fails to obtain such stockholder approval, the terms of the transactions contemplated hereby shall be restructured so that they (i) satisfy the requirements of the NASDAQ Stock Market and (ii) provide the holders of Series A Convertible Preferred Stock with the same economic benefit they would have received had such stockholder approval been obtained.

     8.11. Shares Paid as Dividends.

     If the Company shall pay to the holders of Series A Convertible Preferred Stock additional shares of Series A Convertible Preferred Stock as a dividend pursuant to Section 2 of the Certificate of Amendment, such additional shares, on the date of such payment, will be duly authorized, validly issued, fully paid and non-assessable.

SECTION 9. NEGATIVE COVENANTS

     The Company covenants and agrees that without the prior written consent of the Fleming Holders:

     9.1. No Dilution or Impairment; No Changes in Capital Stock.

     The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Stock Purchase Agreements, the Certificate of Amendment, the Registration Rights Agreement or the Stockholders' Agreement. The Company will at all times in good faith assist in the carrying out of all such terms, and in the taking of all such action, as may be necessary or appropriate in order to protect the rights of the holders of Shares (as such rights are set forth in the Stock Purchase Agreements, the Certificate of Amendment, the Registration Rights Agreement and the Stockholders' Agreement) against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not issue any shares or class or series of equity or equity-linked security, which is senior to, or pari passu with, the Series A Convertible Preferred Stock as to dividend payments or amounts payable in the event of liquidation or winding up of the Company, (b) will not enter into any agreement or instrument which would restrict or otherwise materially adversely affect the ability of the Company to perform its obligations under the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement or the Certificate of Amendment,
(c) will not amend its certificate of incorporation or by-laws in any manner which would impair or reduce the rights of the Preferred Stock, including, without limitation, an amendment which would alter or change the powers, privileges or preferences of the holders of the Series A Convertible Preferred Stock (including, without limitation, changing the Certificate of Amendment after any Shares have been called for redemption), (d) except as otherwise provided in the Certificate of Amendment, will not redeem, repurchase or otherwise acquire any shares of capital stock of the Company or any other rights or options to subscribe for or purchase any capital stock of the Company or any other securities convertible into or exchangeable for capital stock of the Company, (e) will not permit the par value or the determined or stated value of any shares of Common Stock receivable upon the conversion of the

Shares to exceed the amount payable therefor upon such conversion, (f) will take all such action as may be necessary or appropriate in order that the Company may at all times validly and legally issue duly authorized, fully paid and nonassessable shares of the Common Stock free from all Taxes, Liens and charges with respect to the issue thereof, upon the conversion of the Shares from time to time outstanding, (g) will not take any action which results in any adjustment of the current conversion price under the Certificate of Amendment if the total number of shares of the Common Stock (or other securities) issuable after the action upon the conversion of all of the then outstanding Shares would exceed the total number of shares of Common Stock (or other securities) then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such conversion, provided, that nothing contained herein shall require the Company to make an ultra vires issuance of Common Stock, (h) will not have any authorized Common Stock (and will not issue any Common Stock) other than its existing authorized Common Stock, $.01 par value per share, and (i) will not amend its certificate of incorporation to change any terms of its Common Stock.

     9.2. Indebtedness.

     So long as the Fleming Holders hold at least 30% of the Threshold Shares, the Company will not (i) incur Indebtedness, excluding any Indebtedness set forth on Schedule 2 hereto, in excess of $7.5 million in aggregate principal amount; or (ii) enter into any agreement, amendment or modification with respect to any Indebtedness, which agreement, amendment or modification restricts or prohibits (or was intended primarily to restrict or prohibit) the Company from making any payments under, or otherwise performing, the Stock Purchase Agreements.

     9.3. Consolidation, Merger and Sale.

     So long as the Fleming Holders hold at least 30% of the Threshold Shares, the Company will not (and will not agree to): (a) wind up, liquidate or dissolve its affairs; (b) sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any other Person; or (c) effect a merger or consolidation if the Company is not the surviving corporation from such merger or consolidation.

     9.4. No Change in Business

     The Company will not change substantially the character of its business as conducted on the Closing Date as represented in Section 4.4 hereof and described in the Disclosure Material.

     9.5. Restricted Payments; Investments.

     The Company will not declare or make or permit to be declared or made any Restricted Payment or any Investment.

     9.6. Sale of Substantial Portion of Assets.

     After the Closing Date, the Company will not sell, transfer, lease or otherwise dispose of any assets to any Person (other than assets consisting of inventory being disposed of in the ordinary course of business and other than assets which are, contemporaneously with such disposition (or within ninety (90) days thereafter), being replaced with other substantially similar (or improved) assets which are used by the Company for substantially the same purpose as the assets being replaced) to the extent the aggregate assets so sold, transferred, leased or disposed of:

          (x) during the twelve (12) month period ending on the date of such sale, transfer, lease or disposition (i) had an aggregate book value equal to ten percent (10%) or more of the aggregate book value of the consolidated total assets of the Company at the end of the most recent fiscal quarter preceding such sale, transfer, lease or disposition or (ii) accounted for ten percent (10%) or more of the consolidated revenues of the Company as shown on the consolidated income statement of the Company for the most recent fiscal quarter or the then preceding fiscal year; or

          (y) during the period from the Closing Date through such sale, transfer, lease or disposition (i) had an aggregate book value equal to ten percent (10%) or more of the aggregate book value of the consolidated total assets of the Company at the end of the most recent fiscal quarter preceding such sale, transfer, lease or disposition or (ii) accounted for ten percent (10%) or more of the consolidated revenues of the Company over the Company's fiscal periods beginning after the Closing Date and ending at the end of the most recent fiscal quarter as shown on the consolidated income statements of the Company for such periods.

     9.7. Obligations to Affiliates.

     The Company may not incur or permit to exist any of the following:

     (a) any obligation of the Company to repay money borrowed owing to (i) any Affiliate of the Company or (ii) any other holder of shares of the capital stock of the Company; or

     (b) any obligation, to any Person, which obligation is assumed or guaranteed by the Company and which is an obligation of (i) any Affiliate of the Company or (ii) any other holder of shares of the capital stock of the Company.

This Section 9.7 shall not apply to (1) any obligations under the Stock Purchase Agreements or with respect to the Shares, (2) any loans, advances or Guarantees referred to in clause (1) of the proviso to the definition of "Investment" contained in Section 3 hereof, (3) Indebtedness identified on Schedule 2 hereto, or (4) payments to DuPont Chemical and Energy Operations, Inc. and E.I. DuPont de

Nemours and Company in the ordinary course of business, consistent with past practice, and not in connection with any financing or extraordinary corporate transaction.

     9.8. Transactions with Affiliates.

     The Company will not, directly or indirectly, enter into any transaction or agreement (including, without limitation, the purchase, sale, distribution, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company, unless such transaction or agreement (a) is approved by a majority of the Outside Directors on the Board of Directors of the Company (provided that this Section 9.8(a) shall not apply to payments to DuPont Chemical and Energy Operations, Inc. and E.I. DuPont de Nemours and Company in the ordinary course of business, consistent with past practice, and not in connection with any financing or extraordinary corporate transaction), and (b) is on terms that are no less favorable to the Company than those which might be obtained at the time of such transaction from a Person who is not such an Affiliate; provided, however, that this Section 9.8 shall not limit, or be applicable to, (i) employment arrangements with (and general salary and benefits compensation for) any individual who is a full-time employee of the Company if such arrangements are approved by a majority of the Outside Directors on the Board of Directors of the Company; and (ii) the payment of reasonable and customary regular fees to directors of the Company who are not employees of the Company.

     9.9. Liens.

     So long as the Fleming Holders hold at least 30% of the Threshold Shares, the Company will not create or permit to exist any Liens upon or with respect to any of its assets or income, other than existing liens set forth on Schedule 5 hereto, in excess of $7.5 million in the aggregate.

     9.10. Private Placement Status.

     Neither the Company nor any agent nor other Person acting on the Company's behalf will do or cause to be done (or will omit to do or to cause to be done) any act which act (or which omission) would result in bringing the issuance or sale of the Shares or the Conversion Shares within the provisions of Section 5 of the Securities Act or the filing, notification or reporting requirements of any state securities law (other than in accordance with a registration and qualification of Conversion Shares pursuant to the Registration Rights Agreement).

     9.11. Maintenance of Public Market.

     The Company will not proceed with a program of acquisition of its Common Stock, initiate a corporate reorganization or recapitalization or undertake a consolidation or merger or authorize, consent to or take any action which would have the effect of:

     (a) removing the Company from registration with the Commission under the Securities Exchange Act with respect to the Company's Common Stock;

     (b) requiring the Company to make a filing under Section 13(e) of the Securities Exchange Act;

     (c) reducing substantially or eliminating the public market for shares of Common Stock of the Company;

     (d) causing a delisting of the Company's Common Stock as a National Market Security on the NASDAQ Stock Market (unless such stock is delisted as a result of being listed on a national securities exchange); or

     (e) if any shares of the Company's Common Stock are at any time listed on a national exchange, causing a delisting of such stock from such exchange.

     9.12. Actions Prior to the Closing Date.

     From the date hereof through the Closing Date, the Company will not, (a) issue or agree to issue any capital stock or any securities exercisable for, or convertible or exchangeable into, capital stock or (b) purchase, redeem or otherwise acquire any of its capital stock; provided, however, that this Section
9.12 shall not limit, or be applicable to, (i) the transactions contemplated by the Stock Purchase Agreements, including any issuance of capital stock in connection with the transactions contemplated by Sections 9.1 and 9.11 hereof and (ii) grants of options or issuances of Common Stock to officers, directors or employees of the Company pursuant to the current terms of the Company's 1994 and 1997 Stock Option Plans.

SECTION 10. CONDITIONS TO PURCHASER'S OBLIGATIONS

     The Purchaser's obligation to purchase Shares hereunder is subject to satisfaction of the following conditions at the Closing (any of which may be waived by the Purchaser):

     10.1. Certificate of Amendment; Stockholders' Agreement; Registration Rights Agreement.

     (a) The certificate of incorporation of the Company shall have been duly amended by the filing of the Certificate of Amendment in the form of Exhibit A hereto.

     (b) The Company, the Purchasers and certain other stockholders of the Company shall have entered into the First Amendment to Stockholders' Agreement substantially in the form of Exhibit C hereto.

     (c) The Company shall have entered into the First Amendment to Registration Rights Agreement with the Purchasers substantially in the form of Exhibit D hereto.

     10.2. Certificates for Shares.

     The Purchaser shall concurrently receive the certificates for Shares contemplated by Section 2(b) hereof.

     10.3. Senior Status.

     The Company shall have taken all of the necessary actions, including the amendment of the appropriate existing agreements, so that the Series A Convertible Preferred Stock shall rank senior in all respects, including the payment on liquidation and redemption, to all other equity securities of the Company.

     10.4. Accuracy of Representations and Warranties.

     The representations and warranties of the Company contained herein or in any certificate or document delivered pursuant hereto shall be correct and complete on and as of the Closing Date with the same effect as though made on and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement).

     10.5. Compliance with Agreements.

     The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in the Stock Purchase Agreements and any other document contemplated hereby or thereby which are required to be performed or complied with by the Company on or before the Closing Date.

     10.6. Officers' Certificates.

     The Purchaser shall have received a certificate dated the Closing Date and signed by the President or Chief Executive Officer and by the Secretary or the Treasurer of the Company, to the effect that the conditions of Sections 10.3, 10.4, 10.8 and 10.9 have been satisfied.

     10.7. Proceedings.

     All corporate and other proceedings in connection with the transactions contemplated by the Stock Purchase Agreements, and all documents incident thereto, shall be in form and substance reasonably satisfactory to the Purchaser and its counsel, and the Purchaser shall have received all such originals or certified or other copies of such documents as the Purchaser or its counsel may reasonably request.

     10.8. Legality; Governmental and Other Authorization.

     The purchase of and payment for the Shares shall not be prohibited by any law or governmental order, rule, ruling, regulation, release, interpretation or opinion applicable to the Purchaser and shall not subject the Purchaser to any penalty, tax, liability or other onerous condition. Any necessary consents, approvals, licenses, permits, orders and authorizations of, and any filings, registrations or qualifications with, any Governmental Authority or other Person, with respect to the transactions contemplated by the Stock Purchase Agreements shall have been obtained or made and shall be in full force and effect. The Company shall have delivered to the Purchaser, upon its reasonable request setting forth what is required, factual certificates or other evidence, in form and substance satisfactory to the Purchaser and its counsel, to enable the Purchaser to establish compliance with this condition.

     10.9. No Material Adverse Change.

     Except as set forth in Item 4 of Exhibit B, there shall have been no material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis since September 30, 2000.

     10.10. Opinion of Counsel.

     The Purchaser shall have received an opinion, dated the Closing Date and addressed to the Purchasers, of Blank Rome Tenzer Greenblatt LLP, counsel for the Company, which opinion shall be in form and substance reasonably satisfactory to the Purchaser and its counsel and shall be in the form set forth in Exhibit E hereto.

     10.11. Purchases of Shares.

     The sale and purchase of Shares by the Fleming Funds pursuant to the Stock Purchase Agreements between each of the Fleming Funds and the Company shall be consummated concurrently for an aggregate purchase price of not less than $3,000,000.00.

     10.12. Consents.

     The Company shall have received all consents required pursuant to the Loan and Security Agreement, dated April 29, 1998, between the Company and The CIT Group/Credit Finance, Inc.

     10.13. Other Documents and Opinions.

     The Purchaser shall have received such other documents and opinions, in form and substance reasonably satisfactory to the Purchaser and its counsel, relating to matters incident to the transactions contemplated hereby, as the Purchaser may reasonably request.

SECTION 11. BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     (a) The representations, warranties, covenants and agreements of the Company and the Purchaser contained in this Agreement, the Stockholders' Agreement, the Registration Rights Agreement or in any document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive, and shall continue in effect following the execution and delivery of the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement, the closings hereunder and thereunder, any investigation at any time made by the Purchaser or on its behalf or by any other Person, the issuance, sale and delivery of the Shares, any disposition thereof and any payment, conversion or cancellation of the Shares; provided, however, that the representations and warranties set forth in Section 4 (other than Section 4.2(a)) and Section 5 shall survive only until the second anniversary of the Closing Date, and the provisions of Section 9 shall terminate upon conversion of seventy percent (70%) or more of the Shares pursuant to the Certificate of Amendment. All statements contained in any certificate or other document delivered by or on behalf of the Company pursuant hereto shall constitute representations and warranties by the Company hereunder.

     (b) The Company agrees to indemnify and hold the Purchaser harmless from and against and will pay to the Purchaser the full amount of any loss, damage, liability or expense (including amounts paid in settlement and reasonable attorneys' fees and expenses) to the Purchaser resulting either directly or indirectly from any breach of the representations, warranties, covenants or agreements of the Company contained in any Stock Purchase Agreement or in the Stockholders' Agreement, the Registration Rights Agreement or any other document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith; provided, however, that the

Company's liability under this Section 11(b) with respect to breaches of its representations and warranties set forth in Section 4 (other than Sections 4.2(a), 4.8, 4.9 and 4.16) shall not exceed the amount of the purchase price for the Shares purchased by the Purchaser pursuant to this Agreement, plus reasonable attorneys' fees and expenses incurred by the Purchaser.

SECTION 12. SPECIFIC PERFORMANCE

     The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.

SECTION 13. EXPENSES

     (a) Whether or not the transactions herein contemplated are consummated, the Company shall pay (i) the costs, fees and expenses of the Company and its counsel in connection with the Stock Purchase Agreements, the Certificate of Amendment, the Stockholders' Agreement and the Registration Rights Agreement, other related documentation and the issuance of the Shares and the Conversion Shares and the furnishing of all opinions by counsel for the Company, (ii) the costs, fees and expenses of Morgan, Lewis & Bockius LLP in connection with the Stock Purchase Agreements, the Certificate of Amendment, the Stockholders' Agreement and the Registration Rights Agreement, other related documentation and the transactions contemplated hereby and thereby (whether or not a Closing occurs hereunder) and if the Closing occurs the Company will make such payment on the Closing Date; provided, however, that such fees and expenses shall not exceed $20,000 without the approval of the Company, (iii) the fees and expenses of counsel to the Purchasers in connection with any amendments to or modifications or waivers of any provisions of the Stock Purchase Agreements, the Certificate of Amendment, the Stockholders' Agreement or the Registration Rights Agreement, other related documentation or in connection with any other agreements between the Purchasers and the Company and (iv) the fees and expenses (including attorneys' fees and expenses) of any holder of Shares or Conversion Shares in enforcing its rights against the Company if the Company defaults in its obligations hereunder, under the Certificate of Amendment, the Stockholders' Agreement or the Registration Rights Agreement.

     (b) In addition to all other sums due hereunder or provided for in this Agreement, the Company shall pay to the Purchaser or its agents, respectively, an amount sufficient to indemnify such persons (net of any Taxes on any indemnity payments) against all reasonable costs and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) and damages and liabilities incurred by the Purchaser or its agents pursuant to any investigation or proceeding brought by any third party against any or all of the Company, the Purchasers, or their agents, arising out of or in connection with the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement or the purchase of the Shares (or any transactions contemplated hereby or thereby or any other document or instrument executed herewith or therewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Agreement are consummated, which investigation or proceeding requires the participation of the Purchaser or its agents or is commenced or filed against the Purchaser or its agents because of the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement or the purchase of the Shares (or any of the transactions contemplated hereby or thereby or any other document or instrument executed herewith or therewith or pursuant hereto or thereto), other than any investigation or proceeding in which it is finally determined that there was gross negligence or willful misconduct on the part of the Purchaser or its agents which was not taken by them in reliance upon any of the Company's representations, warranties, covenants or agreements in the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement or in any other documents or instruments contemplated hereby or thereby or executed herewith or therewith or pursuant hereto or thereto. The Company shall assume the defense, and shall have its counsel represent the Purchaser and such agents, in connection with investigating, defending or preparing to defend any such action, suit, claim or proceeding (including any inquiry or investigation); provided, however, that the Purchaser, or any such agent, shall have the right (without releasing the Company from any of its obligations hereunder) to employ its own counsel and either to direct its own defense or to participate in the Company's defense, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with such defense, (ii) the Company shall not have provided its counsel to take charge of such defense or (iii) the Purchaser, or such agent of the Purchaser, shall have concluded that there may be defenses available to it or them which are different from or additional to those available to the Company, then in any of such events referred to in clauses (i), (ii) or (iii) such counsel fees and expenses (but only for one counsel for the Purchaser and its agents) shall be borne by the Company. Any settlement of any such action, suit, claim or proceeding shall require the consent of both the Company and such indemnified person (neither of which shall unreasonably withhold its consent).

     (c) The Company agrees to pay, or to cause to be paid, all documentary, stamp and other similar Taxes levied under the laws of the United States of America, any state or local Taxing Authority thereof or therein or any other applicable jurisdiction in connection with the issuance and sale of the Shares and the execution and delivery of the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement, the First Amendment to Registration Rights Agreement and any other documents or instruments contemplated hereby or thereby and any modification of the Certificate of Amendment, the Stockholders' Agreement, the Registration Rights Agreement or the Stock Purchase Agreements or any such other documents or instruments and will hold the Purchaser harmless without limitation as to time against any and all liabilities with respect to all such Taxes.

     (d) The obligations of the Company under this Section 13 shall survive the Closing hereunder and any termination of the Stock Purchase Agreements.

SECTION 14. DIRECT PAYMENTS

     As long as the Purchaser or any institutional holder which is a direct or indirect transferee (as a result of one or more transfers) from the Purchaser shall be the holder of any Shares, the Company will make all redemption payments, liquidation payments and other distributions by wire transfer to the Purchaser's or such other holder's (or its nominee's) account at any bank or trust company, notwithstanding any contrary provision herein or in the Company's certificate of incorporation with respect to the place of payment. The Purchaser has provided an address on Schedule 1 hereto for payments by wire transfer, and such address may be changed for the Purchaser or any subsequent holder by notice to the Company. All such payments shall be made in U.S. dollars and in federal or other immediately available funds.

SECTION 15. AMENDMENTS AND WAIVERS

     (a) The terms and provisions of this Agreement may be amended, waived, modified or terminated only with the written consent of the Persons identified in clause (i) and (ii) of the definition of "Fleming Holders"; provided, however, that if no Shares or Conversion Shares are held by such Persons, the written consent of holders of two-thirds of outstanding Shares and Conversion Shares shall be required for any such amendment, waiver, modification or termination.

     (b) The Company agrees that all holders of Shares and Conversion Shares shall be notified by the Company in advance of any proposed amendment, waiver, modification or termination, but failure to give such notice shall not in any way affect the validity of any such amendment, waiver, modification or termination. In addition, promptly after obtaining the written consent of the holders as herein provided, the Company shall transmit a copy of any amendment, waiver, modification or termination which has been adopted to all holders of Shares and Conversion Shares then outstanding, but failure to transmit copies shall not in any way affect the validity of any such amendment, waiver, modification or termination.

SECTION 16. EXCHANGE OF SHARES; CANCELLATION OF SURRENDERED SHARES; REPLACEMENT

     (a) Subject to Section 6 hereof, at any time at the request of any holder of Shares to the Company at its address provided under Section 17 hereof, the Company at its expense (except for any transfer tax arising out of the exchange) will issue and deliver to or upon the order of the holder in exchange therefor a new certificate or certificates in such amount or amounts as such holder may request in the aggregate representing the number of Shares represented by such surrendered certificates, and registered in the name of such holder or as such holder may direct.

     (b) Any Share certificate which is converted into Conversion Shares in whole or in part shall be cancelled by the Company, and no new Share certificates shall be issued in lieu of any Shares which have been converted into Conversion Shares. The Company shall issue a new certificate with respect to any Shares which were not converted into Conversion Shares and were represented by a certificate which was converted in part.

     (c) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Share certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Company (if requested by the Company and unsecured in the case of the Purchaser or an institutional holder), or in the case of any such mutilation, upon surrender of such Share certificate (which surrendered Share certificate shall be cancelled by the Company), the Company will issue a new Share certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated Share certificate, as if the lost, stolen, destroyed or mutilated Share certificate were then surrendered for exchange.

SECTION 17. NOTICES

     All notices, requests, demands, consents and other communications hereunder shall be in writing and shall be delivered by hand or shall be sent by telex or telecopy (confirmed by registered, certified or overnight mail or courier, postage and delivery charges prepaid), (i) if to the Company, to Hudson Technologies, Inc., 275 North Middletown Road, Pearl River, New York 10965,
Attention: Stephen P. Mandracchia, with a copy to Blank Rome Tenzer Greenblatt LLP, 405 Lexington Avenue, New York, NY 10174, Attention: Ethan Seer, Esq. or
(ii) if to the Purchaser, at the address indicated on Schedule 1 hereto, with a copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178-0060,
Attention: David W. Pollak, Esq., or at such other address as a party may from time to time designate as its address in writing to the other party to this Agreement. Whenever any notice is required to be given hereunder, such notice shall be deemed given and such requirement satisfied only when such notice is delivered or, if sent by telex or telecopier, when received.

SECTION 18. MISCELLANEOUS

     (a)  The  Stock  Purchase  Agreements,  the  Stockholders'  Agreement,  the
Registration Rights Agreement and, upon the Closing, the Certificate of Amendment, together with any further agreements entered into by the Purchaser and the Company at the Closing, contain the entire agreement between the Purchaser and the Company, and supersede any prior oral or written agreements, commitments, terms or understandings regarding the subject matter hereof.

     (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which may render any provision hereof prohibited or unenforceable in any respect.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, whether so expressed or not; provided, that (a) the Company may not assign any of its rights, duties or obligations under this Agreement, except with the Purchaser's written consent, and (b) the Purchaser may assign any of its rights, duties or obligations under this Agreement to a purchaser of its Shares, provided that such purchaser is reasonably acceptable to the Company.

     (d) In addition to any assignment by operation of law, the Purchaser may assign, in whole or in part, any or all of its rights (and/or obligations) under this Agreement to any permitted transferee of any or all of its Shares or Conversion Shares, and (unless such assignment expressly provides otherwise) any such assignment shall not diminish the rights the Purchaser would otherwise have under this Agreement or with respect to any remaining Shares or Conversion Shares held by the Purchaser.

     (e) No course of dealing and no delay on the part of any party hereto in exercising any right, power, or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies. No single or partial exercise of any right, power or remedy conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     (f ) The headings and captions in this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

     (g) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (other than any conflict of laws rules which might result in the application of the laws of any other jurisdiction).

     (h) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

     (i) THE COMPANY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO THE PURCHASER' SELECTION, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE CERTIFICATE OF AMENDMENT, THE STOCKHOLDERS' AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE SHARES OR THE CONVERSION SHARES MAY BE LITIGATED IN SUCH COURTS. THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE CERTIFICATE OF AMENDMENT, THE STOCKHOLDERS' AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE SHARES OR THE CONVERSION SHARES. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE COMPANY AT THE ADDRESS OF THE COMPANY PROVIDED HEREUNDER EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. AS AN ALTERNATIVE TO SERVICE OF PROCESS ON SUCH AGENT (WHETHER OR NOT ANY SUCH AGENT HAS BEEN APPOINTED), THE COMPANY HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE AND SERVICE OF PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE PURCHASER TO BRING PROCEEDINGS OR OBTAIN OR ENFORCE JUDGMENTS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

     (j) THE COMPANY AND THE PURCHASER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE CERTIFICATE OF AMENDMENT, THE STOCKHOLDERS' AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE SHARES OR THE CONVERSION SHARES, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE COMPANY AND THE PURCHASER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE PURCHASER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER

COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND THE PURCHASER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS
OF) THIS AGREEMENT, THE CERTIFICATE OF AMENDMENT, THE STOCKHOLDERS' AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE SHARES OR THE CONVERSION SHARES. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                              HUDSON TECHNOLOGIES, INC.


                              By /s/ Kevin J. Zugibe
                                ----------------------------------------------
                                Name:  Kevin J. Zugibe
                                Title:    Chairman and Chief Executive Officer


Accepted  and Agreed to as of the date first  above  written by the  undersigned
Purchaser:

FLEMING US DISCOVERY FUND III, L.P.

By: FLEMING US DISCOVERY
       PARTNERS, L.P.,
    its general partner

    By:  FLEMING US DISCOVERY, LLC,
         its general partner


         By: /s/ Robert L. Burr
            -----------------------------------
                  Robert L. Burr, member

                                                                      Schedule 1
                                                                    to the Stock
                                                              Purchase Agreement


                                Social Security or Taxpayer      Number of Shares at   Share Purchase
      Name of Purchaser            Identification Number              Closing              Price
      -----------------            ---------------------              -------              -----
Fleming US Discovery Fund              13-3907673                       25,855           $2,585,500
III, L.P.

Fleming US Discovery                   13-3936603                       4,145              $414,500
Offshore Fund III, L.P.


(a)  address for communications:

     Fleming Capital Management
     320 Park Avenue
     New York, NY  10022
     Fax:  (212) 508-3928
     Attention: Robert L. Burr
                Robert M. Zech


(b)  address for payments by
     wire transfer:

     Fleming US Discovery Fund III, L.P.     Fleming US Discovery Offshore
                                             Fund III, L.P.

     Chase Manhattan Bank                    Citibank, N.A.
     ABA # 021000021                         ABA # 021000089 /
     CITIUS33A/C # 10921671                  Chips UID# 0008 /
                                             Swift Code -
                                             A/C: The Bank of Bermuda Limited,
                                             Hamilton, Bermuda

     A/C: Robert Fleming Inc.                Chips UID# 005584
     A/C # 400-704129                        Swift Code: BBDA BM HM
     A/C: Fleming US Discovery               A/C # 0246769
          Fund III, L.P.                     A/C: Fleming US Discovery Offshore
                                                  Fund III, L.P.

                                                                      Schedule 2
                                                                    to the Stock
                                                              Purchase Agreement


                                  Indebtedness

                                                                      Schedule 3
                                                                    to the Stock
                                                              Purchase Agreement


                                   Investments

                                                                      Schedule 4
                                                                    to the Stock
                                                              Purchase Agreement


                               Disclosure Material

                                                                   Schedule 4.16
                                                                    to the Stock
                                                              Purchase Agreement

                            Environmental Compliance

                                                                      Schedule 5
                                                                    to the Stock
                                                              Purchase Agreement


                                     Liens

                                                                      Schedule 6
                                                                    to the Stock
                                                              Purchase Agreement


                                  Capital Stock

                                                                       EXHIBIT A


                            CERTIFICATE OF AMENDMENT

                                                                       EXHIBIT B


                               DISCLOSURE SCHEDULE

                                                                       EXHIBIT C


                   FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT

                                                                       EXHIBIT D


                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT E


                       OPINION OF COUNSEL FOR THE COMPANY

================================================================================




                            STOCK PURCHASE AGREEMENT

                                      dated

                                February 16, 2001


                                     between


                            HUDSON TECHNOLOGIES, INC.

                                       and

                  FLEMING US DISCOVERY OFFSHORE FUND III, L.P.




================================================================================

                                                                            Page



                                TABLE OF CONTENTS


SECTION 1.      SALE AND PURCHASE OF PREFERRED STOCK...........................1

SECTION 2.      CLOSING........................................................2

SECTION 3.      DEFINITIONS....................................................2

SECTION 4.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................13
         4.1.   Corporate Existence, Power and Authority......................14
         4.2.   Capital Stock.................................................14
         4.3.   Subsidiaries..................................................16
         4.4.   Business......................................................16
         4.5.   No Defaults or Conflicts......................................16
         4.6.   Disclosure Materials; Other Information.......................16
         4.7.   Litigation....................................................17
         4.8.   Taxes.........................................................18
         4.9.   ERISA.........................................................18
         4.10.  Legal Compliance..............................................20
         4.11.  Outstanding Securities........................................20
         4.12.  Permits, Licenses and Approvals; Intellectual Property and
                Other Rights..................... ............................20
         4.13.  Key Employees.................................................21
         4.14.  Properties....................................................21
         4.15.  Suppliers and Customers.......................................21
         4.16.  Environmental Compliance......................................21
         4.17.  No Burdensome Agreements......................................22
         4.18.  Offering of Shares............................................22
         4.19.  SEC Reports...................................................23
         4.20.  Indebtedness..................................................23
         4.21.  Use of Proceeds...............................................24
         4.22.  Other Names...................................................24
         4.23.  Brokers.......................................................24

SECTION 5.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER...............25
         5.1.   Corporate Power and Authority.................................25

         5.2.   Investment Intent.............................................25
         5.3.   Brokers.......................................................25
         5.4.   Ownership of Common Stock.....................................26

SECTION 6.      RESTRICTIONS ON TRANSFER......................................26

SECTION 7.      INFORMATION AS TO THE COMPANY.................................26
         7.1.   Financial Information.........................................26
         7.2.   Communication with Accountants................................29
         7.3.   Inspection....................................................29
         7.4.   Notices.......................................................29

SECTION 8.      AFFIRMATIVE COVENANTS.........................................31
         8.1.   Maintenance of Existence, Properties and Franchises;
                Compliance with Law; Taxes; Insurance.........................31
         8.2.   Office for Payment, Exchange and Registration; Location
                of Office; Notice of Change of Name or Office.................32
         8.3.   Fiscal Year...................................................32
         8.4.   Environmental Matters.........................................32
         8.5.   Reservation of Shares.........................................33
         8.6.   Securities Exchange Act Registration..........................33
         8.7.   Delivery of Information for Rule 144A Transactions............34
         8.8.   Senior Securities.............................................34
         8.9.   Further Assurances............................................34
         8.10.  Stockholder Approval..........................................34
         8.11.  Shares Paid as Dividends......................................35

SECTION 9.      NEGATIVE COVENANTS............................................35
         9.1.   No Dilution or Impairment; No Changes in Capital Stock........35
         9.2.   Indebtedness..................................................36
         9.3.   Consolidation, Merger and Sale................................36
         9.4.   No Change in Business.........................................36
         9.5.   Restricted Payments; Investments..............................36
         9.6.   Sale of Substantial Portion of Assets.........................37
         9.7.   Obligations to Affiliates.....................................37
         9.8.   Transactions with Affiliates..................................38
         9.9.   Liens.........................................................38
         9.10.  Private Placement Status......................................38
         9.11.  Maintenance of Public Market..................................39
         9.12.  Actions Prior to the Closing Date.............................39

SECTION 10.     CONDITIONS TO PURCHASER'S OBLIGATIONS.........................39
         10.1.  Certificate of Amendment; Stockholders' Agreement;
                Registration Rights Agreement.................................40
         10.2.  Certificates for Shares.......................................39
         10.3.  Senior Status.................................................40
         10.4.  Accuracy of Representations and Warranties....................40
         10.5.  Compliance with Agreements....................................40
         10.6.  Officers' Certificates........................................40
         10.7.  Proceedings...................................................41
         10.8.  Legality; Governmental and Other Authorization................41
         10.9.  No Material Adverse Change....................................41
         10.10. Opinion of Counsel............................................41
         10.11. Purchases of Shares...........................................41
         10.12. Consents......................................................42
         10.13. Other Documents and Opinions..................................42

SECTION 11.     BREACH OF REPRESENTATIONS, WARRANTIES
                AND COVENANTS.................................................42

SECTION 12.     SPECIFIC PERFORMANCE..........................................43

SECTION 13.     EXPENSES......................................................43

SECTION 14.     DIRECT PAYMENTS...............................................45

SECTION 15.     AMENDMENTS AND WAIVERS........................................45

SECTION 16.     EXCHANGE OF SHARES; CANCELLATION OF SURRENDERED SHARES;
                REPLACEMENT......................... .........................45

SECTION 17.     NOTICES.......................................................46

SECTION 18.     MISCELLANEOUS.................................................46

                            STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT is dated as of February 16, 2001 between Hudson Technologies, Inc., a New York corporation (the "Company"), and the Purchaser listed on the signature page of this Agreement (the "Purchaser").


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Convertible Preferred Stock"), upon the terms and provisions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


SECTION 1. SALE AND PURCHASE OF PREFERRED STOCK

     (a) The Company agrees to sell to the Purchaser and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein or made pursuant hereto, the Purchaser agrees to purchase from the Company at the Closing provided for in Section 2 hereof, the number of shares of Series A Convertible Preferred Stock set forth opposite the Purchaser's name on Schedule 1 hereto. The shares of Series A Convertible Preferred Stock being acquired under this Agreement and by the other Purchaser under the other Stock Purchase Agreement (as hereinafter defined) are collectively referred to herein as the "Shares", containing rights and privileges as more fully set forth in the Certificate of Amendment of the Certificate of Incorporation of the Company in the form attached hereto as Exhibit A (the "Certificate of Amendment").

     (b) The aggregate purchase price to be paid to the Company by the Purchaser for the Shares to be purchased by the Purchaser pursuant to this Agreement shall be the amount set forth opposite the Purchaser's name on Schedule 1 hereto. No further payment shall be required from the Purchaser for the Shares.

     (c) The Shares are being sold to the purchasers listed on Schedule 1 hereto (the "Purchasers") pursuant to this Agreement and the other Series A Convertible Preferred Stock Purchase Agreement (both of such agreements collectively, as from time to time assigned, supplemented or amended or as the terms thereof may be waived, the "Stock Purchase Agreements"). Both Stock Purchase Agreements shall be dated the date hereof and shall be identical except as to the identities of the respective Purchasers. The sale of Shares to each Purchaser under each Stock Purchase Agreement is to be a separate sale, and no Purchaser shall have any liability under any Stock Purchase Agreement other than the Stock Purchase Agreement to which it is a party.

     (d) The Company will use the proceeds realized from the sale of the Shares to fund capital expenditures, fees and expenses of the transactions contemplated hereby and for working capital purposes.

SECTION 2. CLOSING

     (a) Subject to the terms and conditions hereof, the closing of the purchase and sale of the Shares to be purchased by the Purchaser will be deemed to have taken place at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York at 9:00 A.M., New York City time, on February 16, 2001, or such other time and date as shall be mutually agreed to by the Company and the Purchaser (the "Closing") (such time and date are herein referred to as the "Closing Date").

     (b) Subject to the terms and conditions hereof, at the Closing (i) the Company will deliver to the Purchaser a certificate registered in the Purchaser's name (or the name of its nominee, if any, as specified on Schedule 1 hereto) evidencing the number of Shares set forth opposite the Purchaser's name on Schedule 1 and (ii) upon the Purchaser's receipt thereof, the Purchaser will deliver to the Company a certified or official bank check (or wire transfer) in an amount equal to the aggregate purchase price (as specified in Section 1(b) hereof) for the Shares to be purchased by the Purchaser payable to the order of the Company in federal or other immediately available funds.

SECTION 3. DEFINITIONS

     (a) For purposes of this Agreement, the following definitions shall apply (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate", when used with respect to any Person, means (i) if such Person is a corporation, any officer or director thereof (other than a director elected pursuant to Section 4 of the Certificate of Amendment) and any Person which is, directly or indirectly, the beneficial owner (by itself or as part of any group) of more than five percent (5%) of any class of any equity security (within the meaning of the Securities Exchange Act) thereof, and, if such beneficial owner is a partnership, any general partner thereof, or if such beneficial owner is a corporation, any Person controlling, controlled by or under common control with such beneficial owner, or any officer or director of such beneficial owner or of any corporation occupying any such control relationship, (ii) if such Person is a partnership, any general or limited partner thereof, and (iii) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including the correlative terms "controlling", "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. The holding of Shares (or of Conversion Shares obtained upon conversion of Shares), and the rights under any Stock Purchase Agreement or under the Certificate of Amendment, the Stockholders' Agreement or the Registration Rights Agreement (or the exercise of any such rights, including, without limitation, nominating a director to the Board (or Board committee) of the Company and/or sending an observer to Board (or Board committee) meetings of the Company), shall not cause a Purchaser to be deemed to be an "Affiliate" of the Company.

          "Agreement"  means  this  Stock  Purchase  Agreement   (together  with
     exhibits and schedules) as from time to time assigned, supplemented or amended or as the terms hereof may be waived.

          "Benefit Plan" means any Plan, existing at the Closing, established or to which contributions have at any time been made by the Company, or any predecessor of any of the foregoing, or under which any employee, former employee or director of the Company or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

          "Board" or "Board of Directors" means with respect to any Person which is a corporation, a business trust or other entity, the board of directors or other group, however designated, which is charged with legal responsibility for the management of such Person, or any committee of such board of directors or group, however designated, which is authorized to exercise the power of such board or group in respect of the matter in question.

          "Business Day" means any day other than a Saturday, Sunday or any day on which banks in the location of the office of the Company provided for in
     Section 17 hereof are authorized or obligated to close.

          "Capitalized Lease" means any lease to which the Company is party as lessee, or by which it is bound, under which it leases any property (real, personal or mixed) from any lessor other than the Company, and which either is required to be capitalized in accordance with generally accepted accounting principles consistently applied, or, even if not so required to be capitalized, shall have (or have had), at the time first entered into, an initial term of greater than three (3) years (including leases of shorter duration which are or were extendible to a total term greater than three (3) years at the option of the lessor). The value of Capitalized Leases, as of the time of any determination thereof, shall mean the sum of the then present values, determined as hereinafter provided, of future obligations of lessees under then existing Capitalized Leases. To compute the value of any Capitalized Lease, the following methods shall be used, as applicable:

          (i) values of leases required to be capitalized in accordance with generally accepted accounting principles shall be computed in accordance with such principles; and

          (ii) values of other leases (and values of contracts or other items which this Agreement provides are to be valued as if they were Capitalized Leases) shall be computed by discounting, to the date of determination, at an assumed interest rate of eight percent (8%) per annum, the minimum amount of future rental payments that will be due under the related documentation, including rental payments that may be due during extensions which are at the other party's option, but excluding any amounts in respect of insurance on, taxes on and/or maintenance of the properties subject to such leases (provided that such amounts are owed and paid only to the extent actually incurred).

          "Certificate of Amendment" has the meaning set forth in Section 1(a) hereof.

          "Closing" has the meaning set forth in Section 2(a) hereof.

          "Closing Date" has the meaning set forth in Section 2(a) hereof.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and interpretations thereunder.

          "Commission" means the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act or the Securities Exchange Act.

          "Common Stock" means the Company's Common Stock, par value $.01 per share, and shall also include any common stock of the Company hereafter authorized and any capital stock of the Company of any other class hereafter authorized which is not preferred as to dividends or assets over any other class of capital stock of the Company or which has ordinary voting power for the election of directors of the Company.

          "Company" means Hudson Technologies, Inc., a New York corporation, its successors and assigns.

          "Consolidated" or "consolidated", when used with reference to any financial term in this Agreement, means the aggregate for the Company of the amounts signified by such term for all such Persons, with intercompany items eliminated, and, with respect to net worth, after eliminating the portion of net worth properly attributable to minority interests, if any, in the capital of any such Person (other than in the capital of the Company) and otherwise as determined in accordance with generally accepted accounting principles consistently applied (except as otherwise expressly provided herein).

          "Conversion Share" or "Conversion Shares" means the shares of the Company's Common Stock obtained or obtainable upon conversion of Shares and shall also include any capital stock or other securities into which Conversion Shares are changed and any capital stock or other securities resulting from or comprising a reclassification, combination or subdivision of, or a stock dividend on, any Conversion Shares. In the event that any Conversion Shares are sold either in a public offering pursuant to a registration statement under the Securities Act or pursuant to a Rule 144 Transaction, then the transferees of such Conversion Shares shall not be entitled to any benefits under this Agreement with respect to such Conversion Shares and such Conversion Shares shall no longer be considered to be "Conversion Shares".

          "Designated Entity" means, in connection with the rights of any Person holding less than thirty percent (30%), in the aggregate, of the Threshold Shares and the Threshold Conversion Shares, (i) as long as any Shares or Conversion Shares are held by any Person identified in clause (i) or (ii) of the definition of "Fleming Holders", Fleming Capital Management, 320 Park Avenue, New York, NY 10022, Attention: Robert L. Burr and (ii) if no Shares or Conversion Shares are held by a Person identified in clause (i) or (ii) of the definition of "Fleming Holders", the entity designated by the Transferee holding the largest number of such shares, provided, that such Transferee owns thirty percent (30%) or more, in the aggregate, of the Threshold Shares and the Threshold Conversion Shares (in which case such Transferee shall provide notice to the Corporation of such entity). For so long as no Shares or Conversion Shares are held by any Person identified in clause (i) or (ii) of the definition of "Fleming Holders" and no Person holds thirty percent (30%) or more, in the aggregate, of the Threshold Shares and the Threshold Conversion Shares, there shall be no Designated Entity. For purposes of this definition of "Designated Entity," the calculation of a Person's percentage holdings of Conversion Shares shall be determined based upon the number of Shares from which such Conversion Shares derived.

          "Disclosure Material" has the meaning specified in Section 4.6(a) hereof.

          "Environmental Laws" means all federal, state, local, foreign, civil and criminal laws, statutes, ordinances, orders, codes, Environmental
     Permits, rules, policies and regulations and common law relating to the protection of the environment and human health or relating to the handling, use, generation,  treatment, storage,  transportation or disposal of Hazardous Materials, including but not limited to the Resource Conservation and Recovery Act of 1976, 42 U.S.C.ss. 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C?ss. 2601 et seq.; the Comprehensive
     Environmental  Response,   Compensation  and  Liability  Act  of  1980,  42
     U.S.C?ss.9601  et  seq.;  the  Federal  Water  Pollution  Control  Act,  33
     U.S.C?ss.1251 et seq.; the Clean Air Act, 42 U.S.C.ss. 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C.ss.651; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.ss.136y et seq.; and the Oil Pollution Act of 1990, 33 U.S.C.ss.2701 et seq., all as may be amended or superseded from time to time.

          "Environmental Lien" has the meaning set forth in Section 4.16(d) hereof.

          "Environmental Permits" means all permits, licenses, approvals, authorizations or consents required by any Governmental Authority under any applicable Environmental Law and includes any and all orders, consent orders or binding agreements issued or entered into by a Governmental Authority under any applicable Environmental Law.

          "ERISA" means Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" means each "person" (as defined in Section 3(9) of ERISA) which is under "common control" with the Company (within the meaning of Section 414(b), (c), (m) or (o) of the Code).

          "First Amendment to Registration Rights Agreement" means the First Amendment to Registration Rights Agreement, dated as of the Closing Date among the Company and each of the Purchasers.

          "First Amendment to Stockholders Agreement" means the First Amendment to Stockholders' Agreement, dated as of the Closing Date, among the Company, the Purchasers and certain other stockholders of the Company.

          "Fleming Funds" means Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P.

          "Fleming Holders" means (i) the Fleming Funds, (ii) any Affiliate, officer or employee of an Affiliate or investment fund managed by an Affiliate of the Fleming Funds to which the Fleming Funds may transfer record and/or beneficial ownership of the Shares or the Conversion Shares and (iii) any transferee of Shares or Conversion Shares from a Person named in clause (i) or (ii) hereof (provided that such transferee is consented to by the Company, such consent not to be unreasonably withheld) other than a transferee of Shares or Conversion Shares sold in either a public offering pursuant to a registration statement under the Securities Act or pursuant to a Rule 144 Transaction.

          "Governmental   Authority"   means  any  federal,   state,   or  local
     governmental agency or authority (including regulatory authority) having jurisdiction over the Company or any of its respective assets or businesses.

          "Guaranty" means (i) any guaranty or endorsement of the payment or performance of, or any contingent obligation in respect of, any indebtedness or other obligation of any other Person, (ii) any other arrangement whereby credit is extended to one obligor (directly or indirectly) on the basis of any promise or undertaking of another Person
     (a) to pay the indebtedness of such obligor, (b) to purchase an obligation owed by such obligor, (c) to purchase or lease assets (or to provide funds, goods or services) under circumstances that would enable such obligor to discharge one or more of its obligations or (d) to maintain the capital, working capital, solvency or general financial condition of such obligor, in each case whether or not such arrangement is disclosed in the balance sheet of such other Person or is referred to in a footnote thereto and
     (iii) any liability as a general partner of a partnership in respect of indebtedness or other obligations of such partnership; provided, however, that the term "Guaranty" shall not include (1) endorsements for collection or deposit in the ordinary course of business or (2) obligations of the Company which would constitute Guaranties solely by virtue of the continuing liability of a Person which has sold assets subject to liabilities for the liabilities which were assumed by the Person acquiring the assets, unless such liability is required to be carried on the consolidated balance sheet of the Company. The amount of any Guaranty and the amount of indebtedness resulting from such Guaranty shall be the maximum amount of the guarantor's potential obligation in respect of such Guaranty.

          "Hazardous Materials" means any petroleum, petroleum hydrocarbons, petroleum waste or petroleum products, underground storage tanks, asbestos or asbestos-containing materials, pesticides, lead and lead-containing materials, urea formaldehyde insulation and polychlorinated biphenyls
     (PCBs), ionizing and non-ionizing radiation including radon and electromagnetic frequency radiation; and any chemicals, materials, substances or wastes in any amount or concentration which are now or hereafter "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import, under any Environmental Law.

          "Indebtedness" of any Person means, without duplication, as of any date as of which the amount thereof is to be determined, (i) all obligations of such Person to repay money borrowed (including, without limitation, all notes payable and drafts accepted representing extensions of credit, all all obligations under letters of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid), (ii) all Capitalized Leases in respect of which such Person is liable as lessee or as the guarantor of the lessee, (iii) all monetary obligations which are secured by any Lien existing on property owned by such Person whether or not the obligations secured thereby have been incurred or assumed by such Person,
     (iv) all conditional sales contracts and similar title retention debt instruments under which such Person is obligated to make payments, (v) all Guaranties by such Person and (vi) all contractual obligations (whether absolute or contingent) of such Person to repurchase goods sold and distributed. "Indebtedness" shall not include, however, any unfunded obligations in any employee pension benefit plan (as defined in ERISA) of the Company.

          "Investment" means, with respect to any Person, (i) any loan, advance or extension of credit by such Person to, and any contributions to the capital of, any other Person, (ii) any Guaranty by such Person, (iii) any interest in any capital stock, equity interest or other securities of any other Person, (iv) any transfer or sale of property of such Person to any other Person other than upon full payment, in cash, or not less than the agreed sale price or the fair value of such property, whichever is higher and (v) any commitment or option to make an Investment if, in the case of an option, the consideration therefor exceeds $50,000, and any of the foregoing under clauses (i) through (v) shall be considered an Investment whether such Investment is acquired by purchase, exchange, merger or any other method; provided, that the term "Investment" (1) shall not include an Investment in the Company, (2) shall not include current trade and customer accounts receivable and allowances, provided they relate to goods furnished in the ordinary course of business and are given in accordance with the customary practices of the Company, (3) shall not include temporary investments of excess cash of the Company in any of the following: (A) investment grade obligations maturing within one year of their issuance which as to principal and interest constitute direct obligations of, or obligations guaranteed by, the United States of America, (B) negotiable certificates of deposit of banks or trust companies which are organized under the laws of the United States of America or any state thereof and which have capital and surplus of at least $500,000,000, (C) commercial paper which is rated not less than prime-one or A-1 or their equivalents by Moody's Investor Service, Inc. or Standard & Poor's Corporation or their successors, (D) any repurchase agreement secured by any one or more of the foregoing and (E) money market funds primarily investing in any of the foregoing securities and sponsored by or affiliated with nationally recognized brokerage or investment advisory firms, and (4) shall not include Investments of the Company existing on the date hereof and disclosed on Schedule 3 hereto.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security interest of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing, any assignment or other conveyance of any right to receive income and any assignment of receivables with recourse against the assignor), any filing of a financing statement as debtor under the Uniform Commercial Code or any similar statute and any agreement to give or make any of the foregoing.

          "Outside Directors" means those directors on the Company's Board of Directors at any time who are not otherwise Affiliates of or employed by the Company.

          "Outstanding" or "outstanding" means (a) when used with reference to the Shares or the Conversion Shares as of a particular time, all Shares or Conversion Shares theretofore duly issued except (i) Shares or Conversion Shares theretofore reported as lost, stolen, mutilated or destroyed or surrendered for transfer, exchange or replacement, in respect of which new or replacement Shares or Conversion Shares have been issued by the Company,
     (ii) Shares or Conversion Shares  theretofore  cancelled by the Company and
     (iii) Shares or Conversion Shares registered in the name of, as well as Shares or Conversion Shares owned beneficially by, the Company, or any of its Affiliates. For purposes of the preceding sentence, in no event shall "Affiliates" include (x) the persons which are identified as "Purchasers" on Schedule 1 hereto or (y) any Affiliates of any such persons.

          "Pension Plan" means any "employee pension benefit plan" as defined in
     Section 3(2) of ERISA.

          "Person" or "person" means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

          "Plan" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, or whether for the benefit of a single individual or more than one individual including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

          "Preferred Stock" means any class of the capital stock of a corporation (whether or not convertible into any other class of such capital stock) which has any right, whether absolute or contingent, to receive dividends or other distributions of the assets of such corporation (including, without limitation, amounts payable in the event of the voluntary or involuntary liquidation, dissolution or winding-up of such corporation), which right is superior to the rights of another class of the capital stock of such corporation. "Preferred Stock" includes, without limitation, the Series A Convertible Preferred Stock.

          "Purchaser" means the person who accepts and agrees to the terms hereof as indicated by such person's signature (as "the undersigned
     Purchaser") on the execution page of this Agreement, together with its successors and assigns.

          "Purchasers" has the meaning set forth in Section 1(c) hereof, together with their respective successors and assigns.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 30, 1999, among the Company and each of the Purchasers, as amended by the First Amendment to Registration Rights Agreement, dated as of the Closing Date, among the Company and each of the Purchasers.

          "Restricted Payment" means (i) every payment in connection with the redemption, purchase, retirement or other acquisition by or on behalf of the Company of any shares of the Company's capital stock (as defined below), whether or not owned by the Company, (ii) any prepayments or repayments made on Indebtedness of the Company, (iii) every payment to or on behalf of any Affiliate of the Company on account of or with respect to any lease arrangements, and (iv) every payment by or on behalf of the Company (whether as repayment or prepayment of principal or as interest or otherwise) on or with respect to (A) any obligation to repay money borrowed owing to any Affiliate of the Company or (B) any obligation, to any Person, of any Affiliate of the Company or to any other holder of shares of the Company's capital stock (as defined below), which obligation is assumed, or is the subject of a Guaranty, by the Company; provided, however, that the term "Restricted Payment" shall not apply to (1) any payment in respect of capital stock of the Company to the extent payable in shares of the capital stock of the Company, (2) any regularly scheduled prepayment or repayment of Indebtedness, provided that such Indebtedness being prepaid or repaid is not at the time of such prepayment or repayment or at any prior time thereto owing to an Affiliate of the Company, provided that regularly scheduled payments or prepayments pursuant to the Affiliate Loan are not "Restricted Payments", (3) payments to DuPont Chemical and Energy Operations, Inc. and E.I. DuPont de Nemours and Company in the ordinary course of business, consistent with past practice, and not in connection with any financing or extraordinary corporate transaction are not "Restricted Payments", or (4) any payments, distributions or other transfers or actions on or with respect to the Shares or the Conversion Shares or to the Purchasers (or holders of Shares or the Conversion Shares) under the Stock Purchase Agreements. For purposes of this definition, "capital stock" shall also include warrants and other rights and options to acquire shares of capital stock (whether upon exercise, conversion, exchange or otherwise).

          "Rule 144" means (i) Rule 144 under the Securities Act as such Rule is in effect from time to time and (ii) any successor rule, regulation or law, as in effect from time to time.

          "Rule 144A" means (i) Rule 144A under the Securities Act as such Rule is in effect from time to time and (ii) any successor rule, regulation or law, as in effect from time to time.

          "Rule 144 Transaction" means a transfer of Conversion Shares (A) complying with Rule 144 as such Rule is in effect on the date of such transfer (but not including a sale other than pursuant to "brokers' transactions" as defined in clauses (1) and (2) of paragraph (g) of such Rule as in effect on the date hereof) and (B) occurring at a time when Conversion Shares are registered pursuant to Section 12 of the Securities Exchange Act.

          "SEC Reports" has the meaning set forth in Section 4.19 hereof.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules, regulations and interpretations thereunder.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules, regulations and interpretations thereunder.

          "Series A Convertible Preferred Stock" means the Company's Series A Convertible Preferred Stock, par value $.01 per share, which has the rights, powers and privileges as more fully set forth in the Certificate of Amendment.

          "Shares" has the meaning set forth in Section 1(a) hereof. In the event that any Shares are sold either in a public offering pursuant to a registration statement under Section 5 of the Securities Act or pursuant to a Rule 144 Transaction, then the transferees of such Shares shall not be entitled to any benefits under this Agreement with respect to such Shares and such Shares shall no longer be considered to be "Shares" for purposes of any consent or waiver provision of this Agreement.

          "Stock Purchase Agreements" has the meaning set forth in Section 1(c) hereof.

          "Stockholders' Agreement" means the Stockholders' Agreement, dated as of March 30, 1999, among the Company, the Purchasers and certain other stockholders of the Company, as amended by the First Amendment to Stockholders' Agreement, dated as of the Closing Date, among the Company, the Purchasers and certain other stockholders of the Company.

          "Subsidiary", with respect to any Person, means any corporation, association or other entity of which more than 50% of the total voting power of shares of stock or other equity interests (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by such Person or one or more of its Subsidiaries, or both. The term "Subsidiary" or "Subsidiaries" when used herein without reference to any particular Person, means a Subsidiary or Subsidiaries of the Company.

          "Tax" or "Taxes" means all federal, state, local or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, value added, franchise, bank shares, withholding, payroll, employment, excise, property, alternative or add-on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatsoever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

          "Tax Returns" means any returns, reports or statements (including any information returns) required to be filed for purposes of a particular Tax.

          "Taxing Authority" means any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction, or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

          "Threshold Conversion Shares" means the aggregate of the Conversion Shares and the Conversion Shares as defined in the Stock Purchase Agreements, dated as of March 30, 1999, between the Company and each of the Fleming Funds, (the "1999 Stock Purchase Agreements").

          "Threshold  Shares"  means  the  aggregate  of the  shares of Series A
     Convertible Preferred Stock issued pursuant to the Stock Purchase Agreements and the shares of Series A Convertible Preferred Stock issued pursuant to the 1999 Stock Purchase Agreements, plus any dividends paid in additional shares of Series A Convertible Preferred Stock, as adjusted for any subdivisions or combinations.

          "Transferees" shall mean any transferee (except for a Fleming Holder) of Shares or Conversion Shares from a Fleming Holder. Transferees shall not include a transferee of Shares or Conversion Shares sold in either a public offering pursuant to a registration statement under the Securities Act or pursuant to a Rule 144 Transaction.

     (b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

          (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles consistently applied (except as otherwise provided herein);

          (iii) all computations provided for herein, if any, shall be made in accordance with generally accepted accounting principles consistently applied (except as otherwise provided herein);

          (iv) any uses of the masculine, feminine or neuter gender shall also be deemed to include any other gender, as appropriate;

          (v) all references herein to actions by the Company, such as "create", "sell", "transfer", "dispose of", etc., mean such action whether voluntary or involuntary, by operation of law or otherwise;

          (vi) the exhibits and schedules to this Agreement shall be deemed a part of this Agreement;

          (vii) each of the representations and warranties of the Company contained in Section 4 hereof is separate and is not limited, qualified or modified by the existence, wording or satisfaction of any other representation or warranty of the Company in Section 4 hereof or otherwise;

          (viii) each of the covenants of the Company contained in Sections 7, 8 and 9 hereof or otherwise contained in any Stock Purchase Agreement, the Certificate of Amendment, the Stockholders' Agreement or the Registration Rights Agreement is separate and is not limited or satisfied by the existence, wording or satisfaction of any other covenant of the Company in
     Section 7, 8 or 9 hereof or otherwise; and

          (ix) all references herein (in covenants or otherwise) to any action(s) which are to be taken (or which are prohibited from being taken) by any Person or the Company shall apply to such Person or the Company, as the case may be, whether such action is taken directly or indirectly.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser as follows as of the date hereof and as of the Closing Date:

     4.1. Corporate Existence, Power and Authority.


     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified, licensed and authorized to do business and is in good standing in each jurisdiction in which it owns or leases any property or in which the conduct of its business requires it to so qualify or be so licensed, except for such jurisdictions where the failure to so qualify or be so licensed would not have a material adverse effect on the Company's assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects.

     (b) No proceeding has been commenced looking toward the dissolution or merger of the Company or the amendment of its certificate of incorporation (other than the Certificate of Amendment). The Company is not in violation in any respect of its certificate of incorporation or by-laws.

     (c) The Company has all requisite corporate power and authority to own or to hold under lease and to operate the properties it owns or holds and to conduct its business as now being conducted.

     (d) The Company has all requisite corporate power and authority to execute, deliver, enter into, consummate the transactions contemplated by and perform its obligations under (i) the Stock Purchase Agreements, including, without limitation, the issuance by the Company of the Shares and the Conversion Shares as contemplated herein and therein and in the Certificate of Amendment, (ii) the First Amendment to Stockholders' Agreement and (iii) the First Amendment to Registration Rights Agreement. The execution, delivery and performance of the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement by the Company (including, without limitation, the issuance by the Company of the Shares and the Conversion Shares as contemplated herein and therein and in the Certificate of Amendment) have been duly authorized by all required corporate actions. The Company has duly executed and delivered the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement. The Stock Purchase Agreements, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement constitute the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the rights of creditors generally.

     4.2. Capital Stock.

     (a) Schedule 6(a) hereto correctly and completely lists (i) the authorized capital stock of the Company (Common Stock and Preferred Stock), (ii) the number of designated shares of Preferred Stock in each series or class after giving effect to the Certificate of Amendment and (iii) on the Closing Date, after giving effect to the issuance of Shares contemplated by the Stock Purchase Agreements, the number of shares outstanding in each series or class. All of such outstanding shares are, or on the Closing Date will be, duly authorized, validly issued and outstanding, fully paid and non-assessable. The shares of the Company's Common Stock issuable upon conversion of the Series A Convertible Preferred Stock will be, when issued in accordance with the terms of the Series A Convertible Preferred Stock, duly authorized, validly issued, fully paid and non-assessable. Except as provided in the Certificate of Amendment, none of the shares of the Company's capital stock which will be outstanding at the Closing
(i) were or will be subject to preemptive rights when issued or (ii) provide the holders thereof with any preemptive rights with respect to any issuances of capital stock.

     (b) Schedule 6(b) hereto correctly and completely lists the number and purpose for which such shares of the Company's Common Stock are reserved for issuance by the Company.

     (c) Except as referred to in Schedule 6(b), there are no outstanding options, warrants, subscriptions, rights, convertible securities or other agreements or plans under which the Company may become obligated to issue, sell or transfer shares of its capital stock or other securities.

     (d) Except as disclosed on Exhibit B hereto, there are and will be no outstanding registration rights with respect to any capital stock of the Company, which (in either case) will be outstanding on the Closing Date, or any capital stock referred to in Section 4.2(b) or 4.2(c).

     (e) Except as disclosed on Exhibit B hereto, there are no voting agreements, voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Company.

     (f) Except as disclosed on Exhibit B hereto, there are no anti-dilution protections or other adjustment provisions in existence with respect to any capital stock of the Company or any capital stock referred to in Section 4.2(b) or 4.2(c).

     (g) The Certificate of Amendment has been duly adopted by the Company's Board of Directors and, when filed with the Secretary of State of the State of New York, will be fully effective as an amendment to the Company's certificate of incorporation. Upon filing of the Certificate of Amendment with the Secretary of State of New York, the Shares will have all of the rights, priorities and terms set forth in the Certificate of Amendment.

     (h) Those Persons who own, directly or indirectly, more than 5% of the Company's outstanding Common Stock are as follows: DuPont Chemical and Energy Operations, Inc.

     4.3. Subsidiaries.

     The Company has no Subsidiaries other than Hudson Holdings, Inc. and Hudson Technologies Company. The Company's subsidiary, Hudson Holdings, Inc., holds a promissory note from Environmental Support Solutions, Inc. ("ESS") in the original principal amount of $380,000, which is secured by ESS Stock Certificate No. 5 for 1,000 shares issued in the name of Robert Johnson, a guarantor of the said note. The Company has no Investments in any other Person, except as described in the preceding sentences.

     4.4. Business.

     The Company sells refrigerants and provides refrigerant management services, consisting primarily of recovery and reclamation of the refrigerants used in commercial air conditioning and refrigeration systems, as well as RefrigerantSide(R) services, through which the Company performs decontamination to remove moisture, oils and other contaminants in such systems. The Company neither currently engages in, nor has any intention of engaging in, any other business.

     4.5. No Defaults or Conflicts.

     (a) The Company is not in violation or default in any material respect (and is not in default in any material respect regarding any Indebtedness) under any indenture, agreement or instrument to which it is a party or by which it or its properties may be bound. The Company is not in default under any material order, writ, injunction, judgment or decree of any court or other Governmental Authority or arbitrator(s) having jurisdiction over the Company.

     (b) The execution, delivery and performance by the Company of the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement and any of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares and the Conversion Shares as contemplated herein and therein and in the Certificate of Amendment and the adoption of the Certificate of Amendment as an amendment to the Company's certificate of incorporation) do not and will not
(i) violate or conflict with, with or without the giving of notice or the passage of time or both, any provision of (A) the certificate of incorporation or by-laws of the Company or (B) any material law, rule, regulation or order of any Governmental Authority, or any material judgment, writ, injunction, decree, award or other action of any court, Governmental Authority or arbitrator(s), or any agreement, indenture or other instrument applicable to the Company or any of its properties, (ii) result in the creation of any Lien upon any of the Company's properties, assets or revenues, (iii) require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any Person (whether or not a Governmental Authority and
including,   without  limitation,  any  shareholder
approval), or (iv) cause antidilution clauses of any outstanding securities to become operative or give rise to any preemptive rights.

     4.6. Disclosure Materials; Other Information.

     (a) The Company has previously furnished to the Purchaser the materials described on Schedule 4 hereto (the "Disclosure Material"). The audited and unaudited financial statements referred to or contained in the materials referred to on Schedule 4 fairly present the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of the operations of the Company for such periods and have been prepared in accordance with generally accepted accounting principles consistently applied, except that any such unaudited statements may omit notes and may be subject to year-end adjustment.

     (b) Since September 30, 2000, except as disclosed on Exhibit B hereto, (i) the business of the Company has been conducted in the ordinary course and (ii) there has been no material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis. As of the Closing Date and as of the date hereof, there are no material liabilities of the Company which would be required to be provided for in a consolidated balance sheet of the Company as of either such date prepared in accordance with generally accepted accounting principles consistently applied, other than liabilities provided for in the financial statements referred to in Section 4.6(a). Since September 30, 2000, no amount or property has directly or indirectly been declared, ordered, paid, made or set aside for any Restricted Payment nor has any such action been agreed to.

     (c) There are no material liabilities, contingent or otherwise, of the Company that have not been disclosed in the financial statements referred to in
Section 4.6(a) or otherwise disclosed in the Disclosure Material.

     (d) None of the Disclosure Material contained or contains a false or misleading statement of a material fact or omits to state any material fact necessary in order to make the statements made in such Disclosure Material, in light of the circumstances under which they were made, not misleading.

     (e) There is no fact known to the Company which is not in the Disclosure Material and which materially and adversely affects, or in the future might materially and adversely affect, the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

     4.7. Litigation.

     Except as disclosed on Exhibit B hereto, there is no action, suit, proceeding, investigation or claim pending or, to the knowledge of the Company, threatened in law, equity or otherwise before any court, Governmental Authority or arbitrator which (i) questions the validity of the Stock Purchase Agreements, the Certificate of Amendment, the First Amendment to Stockholders' Agreement, the First Amendment to Registration Rights Agreement, the Shares or the Conversion Shares or any action taken or to be taken pursuant hereto or thereto,
(ii) might adversely affect the right, title or interest of any Purchaser to the Shares or the Conversion Shares or (iii) might result in a material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

     4.8. Taxes.

     The Company has duly and timely filed all Tax Returns required to be filed by it, and each such Tax Return correctly and completely reflects the Tax liability and all other information required to be reported thereon. Except as set forth on Exhibit B, the Company has paid or caused to be paid all Taxes (whether or not reflected on such Tax Returns) that are due and payable. The provision for Taxes due by the Company in the most recent financial statement included in the Disclosure Material is sufficient for all unpaid Taxes, being current Taxes not yet due and payable, of the Company, as of the end of the period covered by such financial statement, and as of the Closing Date, such provision, as adjusted for the passage of time through the Closing Date, will be sufficient for the then-accrued and unpaid Taxes not yet due and payable of the Company. There is no dispute concerning any Tax liability of the Company either threatened, claimed or raised by any Taxing Authority, and the Company does not expect any Taxing Authority to assess additional Taxes against or in respect of it for any past period. The Company has withheld and paid, or, if not yet due for payment, set aside in accounts for such purposes, all Taxes required to have been withheld in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party. The Company has no liability for Taxes of any Person other than the Company as a transferee or successor, by contract or otherwise. There are no applicable Taxes payable by the Company in connection with the execution and delivery of the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement or the First Amendment to Registration Rights Agreement or the issuance by the Company of the Shares or the Conversion Shares.

     4.9. ERISA.

     (a) All Benefit Plans are listed in Exhibit B, and copies of all documentation relating to such Benefit Plans have been delivered or made available to the Purchasers (including copies of written Benefit Plans, written descriptions of oral Benefit Plans, summary plan descriptions, trust agreements, the three most recent annual returns, employee communications, and IRS determination letters).

     (b) Each Benefit Plan has at all times been maintained and administered in all material respects in accordance with its terms and with the requirements of all applicable law, including ERISA and the Code, and each Benefit Plan intended to qualify under Section 401(a) of the Code has at all times since its adoption been so qualified, and each trust which forms a part of any such plan has at all times since its adoption been tax-exempt under Section 501(a) of the Code.

     (c) No Benefit Plan has incurred any "accumulated funding deficiency" within the meaning of Section 302 of ERISA or Section 412 of the Code, and the "amount of unfunded benefit liabilities" within the meaning of Section 4001(a)(18) of ERISA does not exceed zero with respect to any Benefit Plan subject to Title IV of ERISA.

     (d) No "reportable event" (within the meaning of Section 4043 of ERISA) has occurred with respect to any Benefit Plan or any Plan maintained by an ERISA Affiliate since the effective date of said Section 4043.

     (e) No Benefit Plan is a multiemployer plan within the meaning of Section 3(37) of ERISA.

     (f) No direct, contingent or secondary liability has been incurred or is expected to be incurred by the Company under Title IV of ERISA to any party with respect to any Benefit Plan, or with respect to any other Plan presently or heretofore maintained or contributed to by any ERISA Affiliate.

     (g) Neither the Company nor any ERISA Affiliate has incurred any liability for any tax imposed under Section 4971 through 4980B of the Code or civil liability under Section 502(i) or (l) of ERISA.

     (h) No benefit under any Benefit Plan, including, without limitation, any severance or parachute payment plan or agreement, will be established or become accelerated, vested or payable by reason of any transaction contemplated under this Agreement.

     (i) No Benefit Plan provides health or death benefit coverage beyond the termination of an employee's employment, except as required by Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code or any State laws requiring continuation of benefits coverage following termination of employment.

     (j) No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of plan activities) has been brought or, to the knowledge of the Company, threatened against or with respect to any Benefit Plan and there are no facts or circumstances known to the Company that could reasonably be expected to give rise to any such suit, action or other litigation.

     (k) All contributions to Benefit Plans that were required to be made under such Benefit Plans have been made, and all benefits accrued under any unfunded Benefit Plan have been paid, accrued or otherwise adequately reserved in accordance with generally accepted accounting principles, all of which accruals under unfunded Benefit Plans are as disclosed in Exhibit B, and the Company has performed all material obligations required to be performed under all Benefit Plans.

     (l) The execution, delivery and performance of the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the offer, issuance and sale by the Company, and the purchase by the Purchaser of the Shares and the Conversion Shares) will not involve any "prohibited transaction" within the meaning of ERISA or the Code.

     4.10. Legal Compliance.

     (a) The Company has complied with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions, decrees or demands, except to the extent that failure to so comply would not materially adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

     (b) There are no material adverse orders, judgments, writs, injunctions or decrees of any court or administrative body, domestic or foreign, or of any other Governmental Authority, domestic or foreign, outstanding against the Company.

     4.11. Outstanding Securities.

     All securities (as defined in the Securities Act) of the Company have been offered, issued, sold and delivered in compliance with, or pursuant to exemptions from, all applicable federal and state laws, and the rules and regulations of federal and state regulatory bodies governing the offering, issuance, sale and delivery of securities.

     4.12. Permits, Licenses and Approvals; Intellectual Property and Other Rights.

     Except as listed on Schedule 4.12, the Company owns or possesses and holds free from burdensome restrictions or material conflicts with the rights of others all franchises, licenses, permits, consents, approvals and other authority (governmental or otherwise), patents, patent rights, trademarks, trademark rights, trade names, trade name rights and copyrights (each of which is listed on Exhibit B hereto), and all rights and privileges with respect to any of the foregoing, as are necessary for the conduct of its business as now being conducted and as proposed to be conducted. To the best of the Company's knowledge, the Company is not in default in any material respect under any of such franchises, licenses, permits, consents, approvals or other authority. The rights of (and use by) the Company with respect to such or any other patents, patent rights, trademarks, trademark rights, trade names, trade name rights or copyrights do not conflict with or infringe any rights of others in a manner which might materially and adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis, and no such claim of conflict or infringement has been asserted by any Person.

     4.13. Key Employees.

     The Company has good relationships with its employees and has not had and does not expect any substantial labor problems. The Company has no knowledge as to any intentions of any key employee or any group of employees to leave the employ of the Company. Except as set forth on Exhibit B hereto, the employees of the Company are not and have never been represented by any labor union, and no collective bargaining agreement is binding and in force against the Company or currently being negotiated by the Company.

     4.14. Properties.

     The Company has good and marketable title to its real property, all of which is disclosed on Exhibit B hereto, and good and marketable title to each of its other properties. Certain real property used by the Company in the conduct of its business is held under lease (as identified on Exhibit B hereto), and the Company is not aware of any pending or threatened claim or action by any lessor of any such property to terminate any such lease. All such leases are valid and in full force and effect, and none of such leases is in default. Except as disclosed on Schedule 5, none of the properties owned or leased by the Company is subject to any Liens which could materially and adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

     4.15. Suppliers and Customers.

     (a) The Company has no reason to believe that it does not have adequate sources of supply for its business as currently conducted and as proposed to be conducted. The Company has good relationships with all of its material sources of supply of goods and services and does not anticipate any material problem with any such material sources of supply.

     (b) The Company has no knowledge that the customer base of the Company might materially decrease.

     4.16. Environmental Compliance.

     Except as disclosed on Schedule 4.16 hereto:

     (a) the Company has not received any verbal or written notice, citation, subpoena, summons, complaint or other correspondence or communication from any person with respect to the presence of any Hazardous Material at, on, about, under, emanating to or from or affecting any of the real property (including improvements) currently or formerly owned, leased, operated or occupied by the Company or any predecessors thereof;

     (b) there has been no intentional or unintentional, gradual or sudden, release, disposal or discharge upon, into, beneath or from the real property (including improvements) currently or formerly owned, leased, operated or occupied by the Company or any predecessors thereof that has caused or is causing soil or groundwater contamination which under applicable Environmental Laws could require investigation or remediation or could otherwise create a material liability or obligation on the part of the Company;

     (c) the Company is in material compliance with all applicable Environmental Laws and the terms and conditions of all Environmental Permits;

     (d) to the best knowledge of the Company after reasonable inquiry, there are no Liens arising under or pursuant to any Environmental Law ("Environmental Liens") relating to any real property (including improvements thereon) currently owned by the Company;

     (e) there are no (i) underground storage tanks, (ii) polychlorinated biphenyl containing equipment or (iii) asbestos-containing materials at any site currently owned, leased, operated or occupied by the Company;

     (f) the Company has not transported or arranged for the treatment, storage, handling, disposal or transportation of any Hazardous Material to any location which could reasonably be expected to result in material liability to the Company; and

     (g) no real property currently or previously owned, leased, operated or occupied by the Company or any predecessors thereof is currently listed, or to the knowledge of the Company, proposed to be listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or on any similar state list of sites requiring investigation or cleanup.

     4.17. No Burdensome Agreements.

     To the best of the knowledge of the Company, (i) the Company is not a party to, or bound by (nor are any of its properties affected by), any commitment, contract or agreement, any term of which materially adversely affects, or in the future would reasonably be expected to materially adversely affect, the assets, properties, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis and (ii) the Company is not a party to any contract or agreement with any Affiliate of the Company, the terms of which are less favorable to the Company than those which might have been obtained, at the time such contract or agreement was entered into, from a person who was not such an Affiliate.

     4.18. Offering of Shares.

     Neither the Company nor, to the Company's knowledge, any agent or other Person acting on its behalf, directly or indirectly, (i) offered any of the Shares or any similar security of the Company (A) by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or (B) for sale to or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any person other than the Purchasers and not more than fifty (50) other institutional investors each of which the Company reasonably believed was an "accredited investor" within the meaning of Regulation D under the Securities Act or (ii) has done or caused to be done (or has omitted to do or to cause to be done) any act which act (or which omission) would result in bringing the issuance or sale of the Shares within the provisions of Section 5 of the Securities Act or the filing, notification or reporting provisions of any state securities laws.

     4.19. SEC Reports.

     The Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act. The Company has furnished the Purchaser with copies of (i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, (ii) its Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 and (iii) its Proxy Statement dated July 25, 2000 (collectively, the "SEC Reports"). Each SEC Report was in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.20. Indebtedness.

     Schedule 2 hereto sets forth (i) the amount of all Indebtedness of the Company outstanding on such Closing Date, which, individually, exceeds $50,000 as of December 31, 2000,

(ii) any Lien with respect to such Indebtedness and (iii) a description of each instrument or agreement governing such Indebtedness. The Company has made available to the Purchaser a complete and correct copy of each such instrument or agreement (including all amendments, supplements or modifications thereto). No material default exists with respect to or under any such Indebtedness or any material instrument or agreement relating thereto and no event or circumstance exists with respect thereto that (with notice or the lapse of time or both) could give rise to such a default.

     4.21. Use of Proceeds.

     The Company will use the proceeds realized from the sale of the Shares to fund capital expenditures, fees and expenses of the transactions contemplated hereby and for working capital purposes. No portion of such proceeds will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying, within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, any "margin stock" as defined in said Regulation U, or for the purpose of purchasing, carrying or trading in securities within the meaning of Regulation T of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of reducing or retiring any indebtedness which both (i) was originally incurred to purchase any such margin stock or other securities and
(ii) was directly or indirectly secured by such margin stock or other securities. None of the assets of the Company includes any such "margin stock." The Company has no present intention of acquiring any such "margin stock."

     4.22. Other Names.

     The business previously or presently conducted by the Company has not been conducted under any corporate, trade or fictitious name, other than those names listed on Exhibit B hereto.

     4.23. Brokers.

     No broker, finder or investment banker or other party is entitled to any brokerage, finder's or other similar fee or commission in connection with the Stock Purchase Agreement, the First Amendment to Stockholders' Agreement, the First Amendment to Registration Rights Agreement or the Certificate of Amendment or any of the transactions contemplated hereby or thereby, based upon arrangements made by or on behalf of the Company or any of its Affiliates.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Company as follows:

     5.1. Corporate Power and Authority.

     The Purchaser has all requisite power, authority and legal right to execute, deliver, enter into, consummate the transactions contemplated by and perform its obligations under this Agreement, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement. The execution, delivery and performance of this Agreement, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement by the Purchaser have been duly authorized by all required corporate and other actions. The Purchaser has duly executed and delivered this Agreement, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement, and this Agreement, the First Amendment to Stockholders' Agreement and the First Amendment to Registration Rights Agreement constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the rights of creditors generally.

     5.2. Investment Intent.

     The Purchaser is capable of evaluating the risk of its investment in the Shares being purchased by it, is able to bear the economic risk of such investment and has had access to material information with respect to the Company necessary for it to make an informed investment decision. The Purchaser is purchasing the Shares to be purchased by it for its own account for investment and not with a present view to any distribution thereof in violation of applicable securities laws; provided, however, that, upon notice to the Company, the Purchaser may transfer record and/or beneficial ownership of the Shares or the Conversion Shares to one or more Affiliates, officers or employees of Affiliates or investment funds managed by Affiliates of the Purchaser, in all cases in compliance with federal securities laws. It is understood that the disposition of the Purchaser's Shares or Conversion Shares shall at all times be within the Purchaser's control. If the Purchaser should in the future decide to dispose of any of its Shares or Conversion Shares, it is understood that it may do so only in compliance with the Securities Act, applicable securities laws, this Agreement and the right of first offer set forth in Section 5 of the Stockholders' Agreement. The Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     5.3. Brokers.

     No broker, finder or investment banker or other party is entitled to any brokerage, finder's or other similar fee or commission in connection with the Stock Purchase Agreement, the

First Amendment to Stockholders' Agreement, the First Amendment to Registration Rights Agreement or the Certificate of Amendment or any of the transactions contemplated hereby or thereby, based upon arrangements made by or on behalf of the Purchaser or any of its Affiliates.

     5.4 Ownership of Common Stock.

     The Purchaser currently does not own any shares of Common Stock and will not acquire any additional shares of Common Stock in the public market. Any future ownership by the Purchaser of shares of Common Stock shall be subject to the limitations set forth in Section 4(a) of the Certificate of Amendment.

SECTION 6. RESTRICTIONS ON TRANSFER

     The Purchaser agrees that it will not sell or otherwise dispose of any Shares or Conversion Shares unless such Shares or Conversion Shares have been registered under the Securities Act and, to the extent required, under any applicable state securities laws, or pursuant to an applicable exemption from such registration requirements. The Company may endorse on all Share certificates a legend stating or referring to such transfer restrictions and may place a stop order with the Company's transfer agent for the Shares.

SECTION 7. INFORMATION AS TO THE COMPANY

     The Company covenants and agrees as follows:

     7.1. Financial Information.

     (a) The Company will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with generally accepted accounting principles consistently applied.

     (b) So long as any of the Shares remain outstanding, the Company will deliver to (x) each holder of thirty percent (30%) or more of the Threshold Shares and (y) a Designated Entity, the following:

          (i) as soon as practicable but not later than five (5) Business Days after their issuance, and in any event within ninety-five (95) days after the close of each fiscal year of the Company, (A) a consolidated balance sheet of the Company as of the end of such fiscal year and (B) consolidated statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, in each case for statements set forth in clause (B) setting forth in comparative form the corresponding figures for the preceding fiscal year, all such balance sheets and statements to be in reasonable detail and certified without qualification by BDO Seidman, LLP or any "Big Five" independent public accounting firm selected by the Audit Committee of the Board of Directors of the Company and approved by the shareholders of the Company, and such statements shall be accompanied by a management analysis of any material differences between the results for such fiscal year and the corresponding figures for the preceding year;

          (ii) as soon as practicable, copies (A) of all financial statements, proxy material or reports sent to the Company's stockholders, (B) of any public press releases and (C) of all reports or registration statements filed with the Commission pursuant to the Securities Act or the Securities Exchange Act;

          (iii) as soon as practicable and in any event within fifty (50) days after the close of each of the first three (3) fiscal quarters of the Company,
(A) a consolidated balance sheet of the Company as of the end of such fiscal quarter, (B) consolidated statements of operations, stockholders' equity and cash flows of the Company for the portion of the fiscal year ended with the end of such quarter, in each case in reasonable detail, certified by the Chief Financial Officer, Chief Executive Officer or President of the Company and setting forth in comparative form the corresponding figures for the comparable period one year prior thereto (subject to normal year-end adjustments), together with a management analysis of any material differences between such results and the corresponding figures for such prior period and (C) a certificate of the Chief Financial Officer, Chief Executive Officer or President of the Company certifying the Company's compliance with the covenants contained in Section 9 (other than Section 9.12) of this Agreement;

          (iv) as soon as practicable and without duplication of any of the above items, any other materials furnished to the Company's Board of Directors or to holders of the Company's capital stock or Indebtedness, including, without limitation, any compliance certificates furnished in respect of such Indebtedness; and

          (v) as soon as practicable, such other information as may reasonably be requested by a holder of Shares.

     (c) The Company will deliver to each member of the Company's Board of Directors and each observer to the Company's Board of Directors appointed pursuant to Section 2(a) of the Stockholders' Agreement, as soon as practicable (and in the case of (iii), prior to the end of each fiscal year) and without duplication of any of the items listed below, the following:

          (i) copies of any annual, special or interim audit reports or management or comment letters with respect to the Company or its operations submitted to the Company by independent public accountants;

          (ii) copies of summary financial information prepared on a quarterly basis regarding the Company on a consolidated basis as presented to the Company's Board of Directors and any other summary financial information otherwise prepared;

          (iii) copies of the annual budget and business plan for the next fiscal year;

          (iv) copies of all formal communications, from time to time, to directors of the Company (including without limitation all information furnished to such directors in connection with such communications), and copies of minutes of meetings of the Company's Board of Directors (and of any executive committees thereof);

          (v) notice of default under any material agreement, contract or other instrument to which the Company is a party or by which it is bound;

          (vi) notice of any action or proceeding which has been commenced or threatened against the Company and which, if adversely determined, would have, individually or in the aggregate, a material adverse effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis; and

          (vii) copies of all filings made with the Commission.

     (d) All such financial statements referred to in this Section 7.1 shall be prepared in accordance with generally accepted accounting principles consistently applied (except for any change in accounting principles specified in the accompanying certificate and except that any interim financial statements may omit notes and may be subject to normal year-end adjustments).

     (e) Without limiting the foregoing provisions of this Section 7.1, the Company agrees that, if requested in writing by any holder of Shares, it will not deliver to such holder (until otherwise instructed by a holder of thirty percent (30%) or more of the Threshold Shares) (x) any non-public information or non-public materials regarding the Company (whether described in this Section
7.1 or  otherwise)  and (y) any  information  (whether or not included in clause
(x)) which such holder specifies that it does not want to receive. The Company shall comply with any such request with respect to each such Purchaser and any subsequent holders of Shares acquired directly or indirectly (through one or more transfers) from such Purchaser, until instructed otherwise by the then holder of such Shares.

     7.2. Communication with Accountants.

     The Company hereby authorizes (a) each holder of thirty percent (30%) or more of the aggregate of the Threshold Shares and the Threshold Conversion Shares and (b) a Designated Entity, to communicate directly with the independent certified public accountants for the Company and authorizes such accountants to disclose to each such holder any and all financial statements and any other information of any kind that they may have with respect to the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company, provided, that each such holder has delivered to the Company a confidentiality agreement in form and substance reasonably acceptable to the Company. The Company shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 7.2. For purposes of Section 7.2(a), the calculation of a Person's percentage holdings of Conversion Shares shall be determined based upon the number of Shares from which such Conversion Shares derived.

     7.3. Inspection.

     The Company will permit (a) each holder of thirty percent (30%) or more of the shares of the aggregate of the Threshold Shares and the Threshold Conversion Shares, (b) any authorized representative of a holder referred to in clause (a) and (c) a Designated Entity to visit and inspect any of the properties of the Company, to examine the Company's books and records and to discuss with the Company's officers the Company's books and records and the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company, all at such reasonable times and as often as may be reasonably requested, provided, that each such holder, representative or Designated Entity has delivered to the Company a confidentiality agreement in form and substance reasonably acceptable to the Company. For purposes of Section 7.3(a), the calculation of a Person's percentage holdings of Conversion Shares shall be determined based upon the number of Shares from which such Conversion Shares derived.

     7.4. Notices.

     The Company will give notice to all holders of Shares promptly after it learns (other than by notice from all of such holders) of the existence of any of the following:

     (a) any default under any Indebtedness (or under any indenture, mortgage or other agreement relating to any Indebtedness) which Indebtedness is in an aggregate principal amount exceeding $100,000 (or the equivalent thereof in other currencies) in respect of which the Company is liable;

     (b) any action or proceeding which has been commenced or threatened against the Company and which, if adversely determined, would have, individually or in the aggregate, a material adverse effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis or the ability of the

Company to perform its obligations under the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement or the Certificate of Amendment;

     (c) any dispute which may exist between the Company and any Governmental Authority which may, individually or in the aggregate, materially adversely affect the normal business operations of the Company or the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis or the ability of the Company to perform its obligations under the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement, the First Amendment to Registration Rights Agreement or the Certificate of Amendment; and

     (d) if any (i) "reportable event" (as such term is described in Section 4043(c) of ERISA) has occurred; or (ii) "accumulated funding deficiency" (within the meaning of Section 412(a) of the Code) has been incurred with respect to a Pension Plan maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate that is subject to the funding requirements of ERISA and the Code or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code, in each case with respect to such a Pension Plan; or (iii) Pension Plan maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate has been terminated, reorganized, petitioned or declared insolvent under Title IV of ERISA; or (iv) Pension Plan maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate has an unfunded current liability giving rise to a lien under ERISA or the Code; or (v) proceeding has been instituted pursuant to
Section 515 of ERISA to collect a delinquent contribution to a Pension Plan maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate; or (vi) of the Company or its ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination or withdrawal from a Pension Plan maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate; or (vii) "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) in connection with an "employee benefit plan" (as defined in Section 3(3) of ERISA), maintained or contributed to (or required to be maintained or contributed to) by the Company or any ERISA Affiliate has occurred.

Such notice (i) with respect to (a), shall specify the nature and period of existence of any such default and what the Company proposes to do with respect thereto and (ii) with respect to (b), (c) or (d), shall specify the nature of any such matter referred to in such clause, what action the Company proposes to take with respect thereto and what action any other relevant Person is taking or proposes to take with respect thereto.

SECTION 8. AFFIRMATIVE COVENANTS

     The Company covenants and agrees as follows:

     8.1. Maintenance of Existence, Properties and Franchises; Compliance with Law; Taxes; Insurance.

     The Company will:

     (a) maintain its corporate existence, rights and other franchises in full force and effect;

     (b) maintain its tangible assets in good repair, working order and condition so far as necessary or advantageous to the proper carrying on of its business;

     (c) comply with all applicable laws and with all applicable orders, rules, rulings, certificates, licenses, regulations, demands, judgments, writs, injunctions and decrees, provided, that such compliance shall not be necessary so long as (i) the applicability or validity of any such law, order, rule, ruling, certificate, license, regulation, demand, judgment, writ, injunction or decree shall be contested in good faith by appropriate proceedings and (ii) failure to so comply will not have a material adverse effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis;

     (d) pay promptly when due all Taxes imposed upon its properties, assets or income and all claims or indebtedness (including, without limitation, vendor's, workmen's and like claims) which might become a Lien upon such properties or assets; provided, that payment of any such Tax shall not be necessary so long as
(i) the applicability or validity thereof shall be contested in good faith by appropriate proceedings and a reserve, if appropriate, shall have been established with respect thereto and (ii) failure to make such payment will not have a material adverse effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis; and

     (e) keep adequately insured, by financially sound and reputable insurers of nationally recognized stature, all its properties of a character customarily insured by entities similarly situated, against loss or damage of the kinds and in amounts customarily insured against by such entities and with such deductibles or coinsurance as is customary.

     8.2. Office for Payment, Exchange and Registration; Location of Office; Notice of Change of Name or Office.

     (a) So long as any of the Shares is outstanding, the Company will maintain an office or agency where Shares may be presented for redemption, exchange, conversion or registration of transfer as provided in this Agreement. Such office or agency initially shall be the office of the Company specified in
Section 17 hereof, subject to Section 8.2(b).

     (b) The Company shall give each holder of Shares at least twenty (20) days' prior written notice of any change in (i) the name of the Company as then in effect or (ii) the location of the office of the Company required to be maintained under this Section 8.2.

     8.3. Fiscal Year.

     The fiscal year of the Company for tax, accounting and any other purposes shall end on December 31 of each calendar year.

     8.4. Environmental Matters.

     (a) The Company shall keep and maintain any property either owned, leased, operated or occupied by the Company free and clear of any Environmental Liens, and the Company shall keep all such property free of Hazardous Material contamination and in compliance with all applicable Environmental Laws and the terms and conditions of any Environmental Permits; provided, however, that the Company shall have the right at its cost and expense, and acting in good faith, to contest, object or appeal by appropriate legal proceedings the validity of any Environmental Lien. The contest, objection or appeal with respect to the validity of an Environmental Lien shall suspend the Company's obligation to eliminate such Environmental Lien under this paragraph pending a final determination by appropriate administrative or judicial authority of the legality, enforceability or status of such Environmental Lien, provided that the following conditions are satisfied: (i) contemporaneously with the commencement of such proceedings, the Company shall give written notice thereof to each holder of Shares or Conversion Shares; and (ii) if under applicable law any real property or improvements thereon are subject to sale or forfeiture for failure to satisfy the Environmental Lien prior to a final determination of the legal proceedings, the Company must successfully move to stay such sale, forfeiture or foreclosure pending final determination of the Company's action; and (iii) the Company must, if requested, furnish to the holders of Shares or Conversion Shares a good and sufficient bond, surety, letter of credit or other security satisfactory to such holders equal to the amount (including any interest and penalty) secured by the Environmental Lien.

     (b) The Company will, by administrative or judicial process, enforce the obligations of any other Person who is potentially liable for damages, contribution or other relief in connection with any violation of Environmental Laws, including, but not limited to, asbestos abatement, Hazardous Material remediation or off-site or on-site disposal.

     (c) The Company will defend, indemnify and hold harmless each current, former and future holder of Shares or Conversion Shares, and each such holder's employees, officers, directors, stockholders, partners, agents, representatives and assigns, from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits and claims, joint or several, and any costs, disbursements and expenses (including attorneys' fees and expenses and costs of investigation) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (i) the presence, disposal, release, removal, discharge, storage or transportation of any Hazardous Material upon, into, from or affecting any real property (including improvements) currently or formerly owned, leased, operated or occupied by the Company; (ii) any judicial or administrative action, suit or proceeding, actual or threatened, relating to Hazardous Material upon, in, from or affecting any real property (including improvements) currently or formerly owned, leased, operated or occupied by the Company; (iii) any violation of any Environmental Law by the Company or any of its agents, tenants, subtenants or invitees; (iv) the imposition of any Environmental Lien for the recovery of costs expended in the investigation, study or remediation of any environmental liability of (or asserted against) the Company; and (v) any liability arising out of or related to the off-site transportation, shipment, disposal, treatment, handling or disposal of Hazardous Materials. This Section 8.4(c) and Section 8.4(d) shall survive any payment, conversion or transfer of Shares and any termination of this Agreement.

     (d) To the extent that the Company is strictly liable without regard to fault under any Environmental Law, the Company's obligations to the holders of Shares or Conversion Shares under any of the indemnification provisions of the Stock Purchase Agreements shall likewise be strict without regard to fault with respect to the violation of any Environmental Law which results in any liability to any of the indemnified persons referred to in Section 8.4(c).

     8.5. Reservation of Shares.

     There have been reserved, and the Company shall at all times keep reserved, free from preemptive rights, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the conversion rights provided in Section 5 of the Certificate of Amendment.

     8.6. Securities Exchange Act Registration.

     (a) The Company will maintain effective a registration statement (containing such information and documents as the Commission shall specify and otherwise complying with the Securities Exchange Act), under Section 12(b) or
Section 12(g), whichever is applicable, of the Securities Exchange Act, with respect to the Common Stock of the Company, and the Company will file on time such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to such Section 12(b) or
Section 12(g), whichever is applicable.

     (b) The Company will, upon the request of any holder of Shares, make whatever other filings with the Commission, or otherwise make generally available to the public such financial and other information, as any such holder may deem reasonably necessary or desirable in order to enable such holder to be permitted to sell Shares pursuant to the provisions of Rule 144.

     8.7. Delivery of Information for Rule 144A Transactions.

     If a holder of Shares proposes to transfer any such Shares pursuant to Rule 144A under the Securities Act (as in effect from time to time), the Company agrees to provide (upon the request of such holder or the prospective transferee) to such holder and (if requested) to the prospective transferee any financial or other information concerning the Company which is required to be delivered by such holder to any transferee of such Shares pursuant to such Rule 144A.

     8.8. Senior Securities.

     The Company shall maintain the senior status of the Series A Convertible Preferred Stock such that it shall rank senior in all respects, including the payment on liquidation and redemption, to all other equity securities of the Company.

     8.9. Further Assurances.

     The  Company  will  from  time to time,  upon the  request  of the  Fleming
Holders, promptly and duly execute and deliver any and all such further instruments and documents as the Fleming Holders may reasonably deem necessary or desirable to obtain the full benefits of (i) the obligations of the Company under this Agreement and (ii) the other rights and powers herein granted. Upon the instructions from time to time of the Fleming Holders, the Company shall execute and cause to be filed any document or filing presented to the Company in proper form for signing or filing, in each case as the Fleming Holders may reasonably deem necessary or desirable in light of the Company's obligations under this Agreement, and the Company shall pay or cause to be paid any filing or other fees in connection therewith.

     8.10. Stockholder Approval.

     The transactions contemplated hereby have been structured by the parties to comply with the requirements for stockholder approval of the NASDAQ Stock Market and so that further stockholder action shall not be required. If such rules require such stockholder approval, the Company shall use its best efforts to obtain such stockholder approval. In the event the Company fails to obtain such stockholder approval, the terms of the transactions contemplated hereby shall be restructured so that they (i) satisfy the requirements of the NASDAQ Stock Market and (ii) provide the holders of Series A Convertible Preferred Stock with the same economic benefit they would have received had such stockholder approval been obtained.

     8.11. Shares Paid as Dividends.

     If the Company shall pay to the holders of Series A Convertible Preferred Stock additional shares of Series A Convertible Preferred Stock as a dividend pursuant to Section 2 of the Certificate of Amendment, such additional shares, on the date of such payment, will be duly authorized, validly issued, fully paid and non-assessable.

SECTION 9. NEGATIVE COVENANTS

     The Company covenants and agrees that without the prior written consent of the Fleming Holders:

     9.1. No Dilution or Impairment; No Changes in Capital Stock.

     The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Stock Purchase Agreements, the Certificate of Amendment, the Registration Rights Agreement or the Stockholders' Agreement. The Company will at all times in good faith assist in the carrying out of all such terms, and in the taking of all such action, as may be necessary or appropriate in order to protect the rights of the holders of Shares (as such rights are set forth in the Stock Purchase Agreements, the Certificate of Amendment, the Registration Rights Agreement and the Stockholders' Agreement) against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not issue any shares or class or series of equity or equity-linked security, which is senior to, or pari passu with, the Series A Convertible Preferred Stock as to dividend payments or amounts payable in the event of liquidation or winding up of the Company, (b) will not enter into any agreement or instrument which would restrict or otherwise materially adversely affect the ability of the Company to perform its obligations under the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement or the Certificate of Amendment,
(c) will not amend its certificate of incorporation or by-laws in any manner which would impair or reduce the rights of the Preferred Stock, including, without limitation, an amendment which would alter or change the powers, privileges or preferences of the holders of the Series A Convertible Preferred Stock (including, without limitation, changing the Certificate of Amendment after any Shares have been called for redemption), (d) except as otherwise provided in the Certificate of Amendment, will not redeem, repurchase or otherwise acquire any shares of capital stock of the Company or any other rights or options to subscribe for or purchase any capital stock of the Company or any other securities convertible into or exchangeable for capital stock of the Company, (e) will not permit the par value or the determined or stated value of any shares of Common Stock receivable upon the conversion of the

Shares to exceed the amount payable therefor upon such conversion, (f) will take all such action as may be necessary or appropriate in order that the Company may at all times validly and legally issue duly authorized, fully paid and nonassessable shares of the Common Stock free from all Taxes, Liens and charges with respect to the issue thereof, upon the conversion of the Shares from time to time outstanding, (g) will not take any action which results in any adjustment of the current conversion price under the Certificate of Amendment if the total number of shares of the Common Stock (or other securities) issuable after the action upon the conversion of all of the then outstanding Shares would exceed the total number of shares of Common Stock (or other securities) then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such conversion, provided, that nothing contained herein shall require the Company to make an ultra vires issuance of Common Stock, (h) will not have any authorized Common Stock (and will not issue any Common Stock) other than its existing authorized Common Stock, $.01 par value per share, and (i) will not amend its certificate of incorporation to change any terms of its Common Stock.

     9.2. Indebtedness.

     So long as the Fleming Holders hold at least 30% of the Threshold Shares, the Company will not (i) incur Indebtedness, excluding any Indebtedness set forth on Schedule 2 hereto, in excess of $7.5 million in aggregate principal amount; or (ii) enter into any agreement, amendment or modification with respect to any Indebtedness, which agreement, amendment or modification restricts or prohibits (or was intended primarily to restrict or prohibit) the Company from making any payments under, or otherwise performing, the Stock Purchase Agreements.

     9.3. Consolidation, Merger and Sale.

     So long as the Fleming Holders hold at least 30% of the Threshold Shares, the Company will not (and will not agree to): (a) wind up, liquidate or dissolve its affairs; (b) sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any other Person; or (c) effect a merger or consolidation if the Company is not the surviving corporation from such merger or consolidation.

     9.4. No Change in Business

     The Company will not change substantially the character of its business as conducted on the Closing Date as represented in Section 4.4 hereof and described in the Disclosure Material.

     9.5. Restricted Payments; Investments.

     The Company will not declare or make or permit to be declared or made any Restricted Payment or any Investment.

     9.6. Sale of Substantial Portion of Assets.

     After the Closing Date, the Company will not sell, transfer, lease or otherwise dispose of any assets to any Person (other than assets consisting of inventory being disposed of in the ordinary course of business and other than assets which are, contemporaneously with such disposition (or within ninety (90) days thereafter), being replaced with other substantially similar (or improved) assets which are used by the Company for substantially the same purpose as the assets being replaced) to the extent the aggregate assets so sold, transferred, leased or disposed of:

          (x) during the twelve (12) month period ending on the date of such sale, transfer, lease or disposition (i) had an aggregate book value equal to ten percent (10%) or more of the aggregate book value of the consolidated total assets of the Company at the end of the most recent fiscal quarter preceding such sale, transfer, lease or disposition or (ii) accounted for ten percent (10%) or more of the consolidated revenues of the Company as shown on the consolidated income statement of the Company for the most recent fiscal quarter or the then preceding fiscal year; or

          (y) during the period from the Closing Date through such sale, transfer, lease or disposition (i) had an aggregate book value equal to ten percent (10%) or more of the aggregate book value of the consolidated total assets of the Company at the end of the most recent fiscal quarter preceding such sale, transfer, lease or disposition or (ii) accounted for ten percent (10%) or more of the consolidated revenues of the Company over the Company's fiscal periods beginning after the Closing Date and ending at the end of the most recent fiscal quarter as shown on the consolidated income statements of the Company for such periods.

     9.7. Obligations to Affiliates.

     The Company may not incur or permit to exist any of the following:

     (a) any obligation of the Company to repay money borrowed owing to (i) any Affiliate of the Company or (ii) any other holder of shares of the capital stock of the Company; or

     (b) any obligation, to any Person, which obligation is assumed or guaranteed by the Company and which is an obligation of (i) any Affiliate of the Company or (ii) any other holder of shares of the capital stock of the Company.

This Section 9.7 shall not apply to (1) any obligations under the Stock Purchase Agreements or with respect to the Shares, (2) any loans, advances or Guarantees referred to in clause (1) of the proviso to the definition of "Investment" contained in Section 3 hereof, (3) Indebtedness identified on Schedule 2 hereto, or (4) payments to DuPont Chemical and Energy Operations, Inc. and E.I. DuPont de

Nemours and Company in the ordinary course of business, consistent with past practice, and not in connection with any financing or extraordinary corporate transaction.

     9.8. Transactions with Affiliates.

     The Company will not, directly or indirectly, enter into any transaction or agreement (including, without limitation, the purchase, sale, distribution, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company, unless such transaction or agreement (a) is approved by a majority of the Outside Directors on the Board of Directors of the Company (provided that this Section 9.8(a) shall not apply to payments to DuPont Chemical and Energy Operations, Inc. and E.I. DuPont de Nemours and Company in the ordinary course of business, consistent with past practice, and not in connection with any financing or extraordinary corporate transaction), and (b) is on terms that are no less favorable to the Company than those which might be obtained at the time of such transaction from a Person who is not such an Affiliate; provided, however, that this Section 9.8 shall not limit, or be applicable to, (i) employment arrangements with (and general salary and benefits compensation for) any individual who is a full-time employee of the Company if such arrangements are approved by a majority of the Outside Directors on the Board of Directors of the Company; and (ii) the payment of reasonable and customary regular fees to directors of the Company who are not employees of the Company.

     9.9. Liens.

     So long as the Fleming Holders hold at least 30% of the Threshold Shares, the Company will not create or permit to exist any Liens upon or with respect to any of its assets or income, other than existing liens set forth on Schedule 5 hereto, in excess of $7.5 million in the aggregate.

     9.10. Private Placement Status.

     Neither the Company nor any agent nor other Person acting on the Company's behalf will do or cause to be done (or will omit to do or to cause to be done) any act which act (or which omission) would result in bringing the issuance or sale of the Shares or the Conversion Shares within the provisions of Section 5 of the Securities Act or the filing, notification or reporting requirements of any state securities law (other than in accordance with a registration and qualification of Conversion Shares pursuant to the Registration Rights Agreement).

     9.11. Maintenance of Public Market.

     The Company will not proceed with a program of acquisition of its Common Stock, initiate a corporate reorganization or recapitalization or undertake a consolidation or merger or authorize, consent to or take any action which would have the effect of:

     (a) removing the Company from registration with the Commission under the Securities Exchange Act with respect to the Company's Common Stock;

     (b) requiring the Company to make a filing under Section 13(e) of the Securities Exchange Act;

     (c) reducing substantially or eliminating the public market for shares of Common Stock of the Company;

     (d) causing a delisting of the Company's Common Stock as a National Market Security on the NASDAQ Stock Market (unless such stock is delisted as a result of being listed on a national securities exchange); or

     (e) if any shares of the Company's Common Stock are at any time listed on a national exchange, causing a delisting of such stock from such exchange.

     9.12. Actions Prior to the Closing Date.

     From the date hereof through the Closing Date, the Company will not, (a) issue or agree to issue any capital stock or any securities exercisable for, or convertible or exchangeable into, capital stock or (b) purchase, redeem or otherwise acquire any of its capital stock; provided, however, that this Section
9.12 shall not limit, or be applicable to, (i) the transactions contemplated by the Stock Purchase Agreements, including any issuance of capital stock in connection with the transactions contemplated by Sections 9.1 and 9.11 hereof and (ii) grants of options or issuances of Common Stock to officers, directors or employees of the Company pursuant to the current terms of the Company's 1994 and 1997 Stock Option Plans.

SECTION 10. CONDITIONS TO PURCHASER'S OBLIGATIONS

     The Purchaser's obligation to purchase Shares hereunder is subject to satisfaction of the following conditions at the Closing (any of which may be waived by the Purchaser):

     10.1. Certificate of Amendment; Stockholders' Agreement; Registration Rights Agreement.

     (a) The certificate of incorporation of the Company shall have been duly amended by the filing of the Certificate of Amendment in the form of Exhibit A hereto.

     (b) The Company, the Purchasers and certain other stockholders of the Company shall have entered into the First Amendment to Stockholders' Agreement substantially in the form of Exhibit C hereto.

     (c) The Company shall have entered into the First Amendment to Registration Rights Agreement with the Purchasers substantially in the form of Exhibit D hereto.

     10.2. Certificates for Shares.

     The Purchaser shall concurrently receive the certificates for Shares contemplated by Section 2(b) hereof.

     10.3. Senior Status.

     The Company shall have taken all of the necessary actions, including the amendment of the appropriate existing agreements, so that the Series A Convertible Preferred Stock shall rank senior in all respects, including the payment on liquidation and redemption, to all other equity securities of the Company.

     10.4. Accuracy of Representations and Warranties.

     The representations and warranties of the Company contained herein or in any certificate or document delivered pursuant hereto shall be correct and complete on and as of the Closing Date with the same effect as though made on and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement).

     10.5. Compliance with Agreements.

     The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in the Stock Purchase Agreements and any other document contemplated hereby or thereby which are required to be performed or complied with by the Company on or before the Closing Date.

     10.6. Officers' Certificates.

     The Purchaser shall have received a certificate dated the Closing Date and signed by the President or Chief Executive Officer and by the Secretary or the Treasurer of the Company, to the effect that the conditions of Sections 10.3, 10.4, 10.8 and 10.9 have been satisfied.

     10.7. Proceedings.

     All corporate and other proceedings in connection with the transactions contemplated by the Stock Purchase Agreements, and all documents incident thereto, shall be in form and substance reasonably satisfactory to the Purchaser and its counsel, and the Purchaser shall have received all such originals or certified or other copies of such documents as the Purchaser or its counsel may reasonably request.

     10.8. Legality; Governmental and Other Authorization.

     The purchase of and payment for the Shares shall not be prohibited by any law or governmental order, rule, ruling, regulation, release, interpretation or opinion applicable to the Purchaser and shall not subject the Purchaser to any penalty, tax, liability or other onerous condition. Any necessary consents, approvals, licenses, permits, orders and authorizations of, and any filings, registrations or qualifications with, any Governmental Authority or other Person, with respect to the transactions contemplated by the Stock Purchase Agreements shall have been obtained or made and shall be in full force and effect. The Company shall have delivered to the Purchaser, upon its reasonable request setting forth what is required, factual certificates or other evidence, in form and substance satisfactory to the Purchaser and its counsel, to enable the Purchaser to establish compliance with this condition.

     10.9. No Material Adverse Change.

     Except as set forth in Item 4 of Exhibit B, there shall have been no material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company on a consolidated basis since September 30, 2000.

     10.10. Opinion of Counsel.

     The Purchaser shall have received an opinion, dated the Closing Date and addressed to the Purchasers, of Blank Rome Tenzer Greenblatt LLP, counsel for the Company, which opinion shall be in form and substance reasonably satisfactory to the Purchaser and its counsel and shall be in the form set forth in Exhibit E hereto.

     10.11. Purchases of Shares.

     The sale and purchase of Shares by the Fleming Funds pursuant to the Stock Purchase Agreements between each of the Fleming Funds and the Company shall be consummated concurrently for an aggregate purchase price of not less than $3,000,000.00.

     10.12. Consents.

     The Company shall have received all consents required pursuant to the Loan and Security Agreement, dated April 29, 1998, between the Company and The CIT Group/Credit Finance, Inc.

     10.13. Other Documents and Opinions.

     The Purchaser shall have received such other documents and opinions, in form and substance reasonably satisfactory to the Purchaser and its counsel, relating to matters incident to the transactions contemplated hereby, as the Purchaser may reasonably request.

SECTION 11. BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     (a) The representations, warranties, covenants and agreements of the Company and the Purchaser contained in this Agreement, the Stockholders' Agreement, the Registration Rights Agreement or in any document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive, and shall continue in effect following the execution and delivery of the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement, the closings hereunder and thereunder, any investigation at any time made by the Purchaser or on its behalf or by any other Person, the issuance, sale and delivery of the Shares, any disposition thereof and any payment, conversion or cancellation of the Shares; provided, however, that the representations and warranties set forth in Section 4 (other than Section 4.2(a)) and Section 5 shall survive only until the second anniversary of the Closing Date, and the provisions of Section 9 shall terminate upon conversion of seventy percent (70%) or more of the Shares pursuant to the Certificate of Amendment. All statements contained in any certificate or other document delivered by or on behalf of the Company pursuant hereto shall constitute representations and warranties by the Company hereunder.

     (b) The Company agrees to indemnify and hold the Purchaser harmless from and against and will pay to the Purchaser the full amount of any loss, damage, liability or expense (including amounts paid in settlement and reasonable attorneys' fees and expenses) to the Purchaser resulting either directly or indirectly from any breach of the representations, warranties, covenants or agreements of the Company contained in any Stock Purchase Agreement or in the Stockholders' Agreement, the Registration Rights Agreement or any other document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith; provided, however, that the

Company's liability under this Section 11(b) with respect to breaches of its representations and warranties set forth in Section 4 (other than Sections 4.2(a), 4.8, 4.9 and 4.16) shall not exceed the amount of the purchase price for the Shares purchased by the Purchaser pursuant to this Agreement, plus reasonable attorneys' fees and expenses incurred by the Purchaser.

SECTION 12. SPECIFIC PERFORMANCE

     The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.

SECTION 13. EXPENSES

     (a) Whether or not the transactions herein contemplated are consummated, the Company shall pay (i) the costs, fees and expenses of the Company and its counsel in connection with the Stock Purchase Agreements, the Certificate of Amendment, the Stockholders' Agreement and the Registration Rights Agreement, other related documentation and the issuance of the Shares and the Conversion Shares and the furnishing of all opinions by counsel for the Company, (ii) the costs, fees and expenses of Morgan, Lewis & Bockius LLP in connection with the Stock Purchase Agreements, the Certificate of Amendment, the Stockholders' Agreement and the Registration Rights Agreement, other related documentation and the transactions contemplated hereby and thereby (whether or not a Closing occurs hereunder) and if the Closing occurs the Company will make such payment on the Closing Date; provided, however, that such fees and expenses shall not exceed $20,000 without the approval of the Company, (iii) the fees and expenses of counsel to the Purchasers in connection with any amendments to or modifications or waivers of any provisions of the Stock Purchase Agreements, the Certificate of Amendment, the Stockholders' Agreement or the Registration Rights Agreement, other related documentation or in connection with any other agreements between the Purchasers and the Company and (iv) the fees and expenses (including attorneys' fees and expenses) of any holder of Shares or Conversion Shares in enforcing its rights against the Company if the Company defaults in its obligations hereunder, under the Certificate of Amendment, the Stockholders' Agreement or the Registration Rights Agreement.

     (b) In addition to all other sums due hereunder or provided for in this Agreement, the Company shall pay to the Purchaser or its agents, respectively, an amount sufficient to indemnify such persons (net of any Taxes on any indemnity payments) against all reasonable costs and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) and damages and liabilities incurred by the Purchaser or its agents pursuant to any investigation or proceeding brought by any third party against any or all of the Company, the Purchasers, or their agents, arising out of or in connection with the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement or the purchase of the Shares (or any transactions contemplated hereby or thereby or any other document or instrument executed herewith or therewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Agreement are consummated, which investigation or proceeding requires the participation of the Purchaser or its agents or is commenced or filed against the Purchaser or its agents because of the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement or the purchase of the Shares (or any of the transactions contemplated hereby or thereby or any other document or instrument executed herewith or therewith or pursuant hereto or thereto), other than any investigation or proceeding in which it is finally determined that there was gross negligence or willful misconduct on the part of the Purchaser or its agents which was not taken by them in reliance upon any of the Company's representations, warranties, covenants or agreements in the Stock Purchase Agreements, the Stockholders' Agreement, the Registration Rights Agreement or in any other documents or instruments contemplated hereby or thereby or executed herewith or therewith or pursuant hereto or thereto. The Company shall assume the defense, and shall have its counsel represent the Purchaser and such agents, in connection with investigating, defending or preparing to defend any such action, suit, claim or proceeding (including any inquiry or investigation); provided, however, that the Purchaser, or any such agent, shall have the right (without releasing the Company from any of its obligations hereunder) to employ its own counsel and either to direct its own defense or to participate in the Company's defense, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with such defense, (ii) the Company shall not have provided its counsel to take charge of such defense or (iii) the Purchaser, or such agent of the Purchaser, shall have concluded that there may be defenses available to it or them which are different from or additional to those available to the Company, then in any of such events referred to in clauses (i), (ii) or (iii) such counsel fees and expenses (but only for one counsel for the Purchaser and its agents) shall be borne by the Company. Any settlement of any such action, suit, claim or proceeding shall require the consent of both the Company and such indemnified person (neither of which shall unreasonably withhold its consent).

     (c) The Company agrees to pay, or to cause to be paid, all documentary, stamp and other similar Taxes levied under the laws of the United States of America, any state or local Taxing Authority thereof or therein or any other applicable jurisdiction in connection with the issuance and sale of the Shares and the execution and delivery of the Stock Purchase Agreements, the First Amendment to Stockholders' Agreement, the First Amendment to Registration Rights Agreement and any other documents or instruments contemplated hereby or thereby and any modification of the Certificate of Amendment, the Stockholders' Agreement, the Registration Rights Agreement or the Stock Purchase Agreements or any such other documents or instruments and will hold the Purchaser harmless without limitation as to time against any and all liabilities with respect to all such Taxes.

     (d) The obligations of the Company under this Section 13 shall survive the Closing hereunder and any termination of the Stock Purchase Agreements.

SECTION 14. DIRECT PAYMENTS

     As long as the Purchaser or any institutional holder which is a direct or indirect transferee (as a result of one or more transfers) from the Purchaser shall be the holder of any Shares, the Company will make all redemption payments, liquidation payments and other distributions by wire transfer to the Purchaser's or such other holder's (or its nominee's) account at any bank or trust company, notwithstanding any contrary provision herein or in the Company's certificate of incorporation with respect to the place of payment. The Purchaser has provided an address on Schedule 1 hereto for payments by wire transfer, and such address may be changed for the Purchaser or any subsequent holder by notice to the Company. All such payments shall be made in U.S. dollars and in federal or other immediately available funds.

SECTION 15. AMENDMENTS AND WAIVERS

     (a) The terms and provisions of this Agreement may be amended, waived, modified or terminated only with the written consent of the Persons identified in clause (i) and (ii) of the definition of "Fleming Holders"; provided, however, that if no Shares or Conversion Shares are held by such Persons, the written consent of holders of two-thirds of outstanding Shares and Conversion Shares shall be required for any such amendment, waiver, modification or termination.

     (b) The Company agrees that all holders of Shares and Conversion Shares shall be notified by the Company in advance of any proposed amendment, waiver, modification or termination, but failure to give such notice shall not in any way affect the validity of any such amendment, waiver, modification or termination. In addition, promptly after obtaining the written consent of the holders as herein provided, the Company shall transmit a copy of any amendment, waiver, modification or termination which has been adopted to all holders of Shares and Conversion Shares then outstanding, but failure to transmit copies shall not in any way affect the validity of any such amendment, waiver, modification or termination.

SECTION 16. EXCHANGE OF SHARES; CANCELLATION OF SURRENDERED SHARES; REPLACEMENT

     (a) Subject to Section 6 hereof, at any time at the request of any holder of Shares to the Company at its address provided under Section 17 hereof, the Company at its expense (except for any transfer tax arising out of the exchange) will issue and deliver to or upon the order of the holder in exchange therefor a new certificate or certificates in such amount or amounts as such holder may request in the aggregate representing the number of Shares represented by such surrendered certificates, and registered in the name of such holder or as such holder may direct.

     (b) Any Share certificate which is converted into Conversion Shares in whole or in part shall be cancelled by the Company, and no new Share certificates shall be issued in lieu of any Shares which have been converted into Conversion Shares. The Company shall issue a new certificate with respect to any Shares which were not converted into Conversion Shares and were represented by a certificate which was converted in part.

     (c) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Share certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Company (if requested by the Company and unsecured in the case of the Purchaser or an institutional holder), or in the case of any such mutilation, upon surrender of such Share certificate (which surrendered Share certificate shall be cancelled by the Company), the Company will issue a new Share certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated Share certificate, as if the lost, stolen, destroyed or mutilated Share certificate were then surrendered for exchange.

SECTION 17. NOTICES

     All notices, requests, demands, consents and other communications hereunder shall be in writing and shall be delivered by hand or shall be sent by telex or telecopy (confirmed by registered, certified or overnight mail or courier, postage and delivery charges prepaid), (i) if to the Company, to Hudson Technologies, Inc., 275 North Middletown Road, Pearl River, New York 10965,
Attention: Stephen P. Mandracchia, with a copy to Blank Rome Tenzer Greenblatt LLP, 405 Lexington Avenue, New York, NY 10174, Attention: Ethan Seer, Esq. or
(ii) if to the Purchaser, at the address indicated on Schedule 1 hereto, with a copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178-0060,
Attention: David W. Pollak, Esq., or at such other address as a party may from time to time designate as its address in writing to the other party to this Agreement. Whenever any notice is required to be given hereunder, such notice shall be deemed given and such requirement satisfied only when such notice is delivered or, if sent by telex or telecopier, when received.

SECTION 18. MISCELLANEOUS

     (a)  The  Stock  Purchase  Agreements,  the  Stockholders'  Agreement,  the
Registration Rights Agreement and, upon the Closing, the Certificate of Amendment, together with any further agreements entered into by the Purchaser and the Company at the Closing, contain the entire agreement between the Purchaser and the Company, and supersede any prior oral or written agreements, commitments, terms or understandings regarding the subject matter hereof.

     (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which may render any provision hereof prohibited or unenforceable in any respect.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, whether so expressed or not; provided, that (a) the Company may not assign any of its rights, duties or obligations under this Agreement, except with the Purchaser's written consent, and (b) the Purchaser may assign any of its rights, duties or obligations under this Agreement to a purchaser of its Shares, provided that such purchaser is reasonably acceptable to the Company.

     (d) In addition to any assignment by operation of law, the Purchaser may assign, in whole or in part, any or all of its rights (and/or obligations) under this Agreement to any permitted transferee of any or all of its Shares or Conversion Shares, and (unless such assignment expressly provides otherwise) any such assignment shall not diminish the rights the Purchaser would otherwise have under this Agreement or with respect to any remaining Shares or Conversion Shares held by the Purchaser.

     (e) No course of dealing and no delay on the part of any party hereto in exercising any right, power, or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies. No single or partial exercise of any right, power or remedy conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     (f) The headings and captions in this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

     (g) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (other than any conflict of laws rules which might result in the application of the laws of any other jurisdiction).

     (h) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

     (i) THE COMPANY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO THE PURCHASER' SELECTION, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE CERTIFICATE OF AMENDMENT, THE STOCKHOLDERS' AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE SHARES OR THE CONVERSION SHARES MAY BE LITIGATED IN SUCH COURTS. THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE CERTIFICATE OF AMENDMENT, THE STOCKHOLDERS' AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE SHARES OR THE CONVERSION SHARES. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE COMPANY AT THE ADDRESS OF THE COMPANY PROVIDED HEREUNDER EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. AS AN ALTERNATIVE TO SERVICE OF PROCESS ON SUCH AGENT (WHETHER OR NOT ANY SUCH AGENT HAS BEEN APPOINTED), THE COMPANY HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE AND SERVICE OF PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE PURCHASER TO BRING PROCEEDINGS OR OBTAIN OR ENFORCE JUDGMENTS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

     (j) THE COMPANY AND THE PURCHASER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE CERTIFICATE OF AMENDMENT, THE STOCKHOLDERS' AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE SHARES OR THE CONVERSION SHARES, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE COMPANY AND THE PURCHASER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE PURCHASER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER

COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND THE PURCHASER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS
OF) THIS AGREEMENT, THE CERTIFICATE OF AMENDMENT, THE STOCKHOLDERS' AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE SHARES OR THE CONVERSION SHARES. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                            HUDSON TECHNOLOGIES, INC.


                            By /s/ Kevin J. Zugibe
                              -----------------------------------------------
                              Name:  Kevin J. Zugibe
                              Title: Chairman and Chief Executive Officer


Accepted and Agreed to as of the
date first above  written by the
undersigned Purchaser:

FLEMING US DISCOVERY OFFSHORE FUND III, L.P.

By:      FLEMING US DISCOVERY
            PARTNERS, L.P.,
         its general partner

         By: FLEMING US DISCOVERY, LLC,
             its general partner


             By: /s/ Robert L. Burr
                ---------------------------------------
                      Robert L. Burr, member

                                                                      Schedule 1
                                                                    to the Stock
                                                              Purchase Agreement


                             Social Security or Taxpayer      Number of Shares at      Share Purchase
      Name of Purchaser        Identification Number              Closing                 Price
      -----------------        ---------------------              -------                 -----
Fleming US Discovery                 13-3907673                    25,855              $2,585,500
Fund III, L.P.

Fleming US Discovery                 13-3936603                    4,145                $414,500
Offshore Fund III, L.P.


(a)  address for communications:

     Fleming Capital Management
     320 Park Avenue
     New York, NY  10022
     Fax:  (212) 508-3928
     Attention:     Robert L. Burr
                    Robert M. Zech


(b)  address for payments by
     wire transfer:

     Fleming US Discovery Fund III, L.P.   Fleming US Discovery Offshore
                                           Fund III, L.P.

     Chase Manhattan Bank                  Citibank, N.A.
     ABA # 021000021                       ABA # 021000089 / Chips UID# 0008 /
     CITIUS33A/C # 10921671                Swift Code - A/C: The Bank of Bermuda
                                           Limited, Hamilton, Bermuda
     Bermuda
     A/C: Robert Fleming Inc.              Chips UID# 005584
     A/C # 400-704129                      Swift Code: BBDA BM HM
     A/C: Fleming US Discovery
          Fund III, L.P.                   A/C # 0246769
                                           A/C: Fleming US Discovery Offshore
                                                Fund III, L.P.

                                                                      Schedule 2
                                                                    to the Stock
                                                              Purchase Agreement


                                  Indebtedness

                                                                      Schedule 3
                                                                    to the Stock
                                                              Purchase Agreement


                                   Investments

                                                                      Schedule 4
                                                                    to the Stock
                                                              Purchase Agreement


                               Disclosure Material

                                                                   Schedule 4.16
                                                                    to the Stock
                                                              Purchase Agreement

                            Environmental Compliance

                                                                      Schedule 5
                                                                    to the Stock
                                                              Purchase Agreement


                                      Liens

                                                                      Schedule 6
                                                                    to the Stock
                                                              Purchase Agreement


                                  Capital Stock

                                                                       EXHIBIT A



                            CERTIFICATE OF AMENDMENT

                                                                       EXHIBIT B

                               DISCLOSURE SCHEDULE

                                                                       EXHIBIT C



                   FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT

                                                                       EXHIBIT D


                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT E


                       OPINION OF COUNSEL FOR THE COMPANY